Listing Report:Supplement No. 113 dated Dec 01, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 305506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1995	Debt/Income ratio:	23%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	34	Length of status:	9y 11m
Amount delinquent:	$4,291	Revolving credit balance:	$11,819	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chandler44	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	580-599 (Jan-2008) 600-619 (Dec-2007) 600-619 (Nov-2007) 600-619 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off debt & medical bills
I am once again looking to Prosper as a way to pay off and consolidate my debts into one payment.?

Due to medical bills and unforeseen expenses, I fell behind on some of my credit card accounts during the past year.? My wife and I are trying to get our credit back in good standing, and this loan through Prosper would be a tremendous help.

My credit rating is HR, but this is mainly due to falling behind on these credit accounts.? I received my first Prosper loan?over 3 years ago and I've made every payment on time.? Thanks to my first loan, I was able to clean up my credit enough to be able to purchase a house.? Now my wife and I would like to get the rest of these high interest bills, bills that we had fallen behind on, and medical bills taken care of so that in 3-4 years we will be able to start the process of building the home we really want.

My monthly take home is roughly $3300.? Out of my income I pay most of the major payments such as mortgage ($450), utilities ($400), food ($200),? transportation costs ($200), as well as my vehicle payment ($423).? I also have the credit accounts with moderate balances but high interest rates that I am trying to consolidate.??I'd like to significantly lower that amount as well as improve my credit rating before taking steps to build our next home.

With this $5000 loan I will be able to completely pay off my delinquent credit card accounts and all my medical bills.

As you can see, the payment on this loan will not be a problem for me to make, and you can look at my payment history on my previous Prosper loan to see that I have been very diligent in paying it monthly.

Thanks for taking the time to view my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.29% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,018	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-diplomatic-pound	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit card
Purpose of loan:
This loan will be used to? pay off 3 credit cards with relatively high interests rates. Had to use them when i moved into my new apartment.

My financial situation:
I am a good candidate for this loan because? i have a steady income and a financially responsible person. I've been working at my current job for more than 3 years and I was recently promoted to senior sales engineer. This position will allow me to pay off this loan on time or even a little bit early. All need is to move away from high interest credit cards. Listed below are my current monthly expenses but if i get this loan funded I'll be able to pay off my credit cards and the credit and other loans expenses will be replaced by this loan.

Monthly net income: $ 3800

Monthly expenses: $ 2000
??Housing: $ 750
??Insurance: $
??Car expenses: $ 350
??Utilities: $ 150
??Phone, cable, internet: $ 25
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$288	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	responsive-wampum7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Electrician supply loan
PURPOSE OF LOAN
I have a pending contract and I need to purchase electric supply. Duration of contract is 2 years and every end of the month my company will get paid for the next 2 years.

MY FINANCIAL SITUATION
I am financially very stable and conservative. I do not believe in unnecessary expenses and spending money for no reason. I do maintain personal and business accounting, daily basis and I have established client?le which generates residual income (cash flow).

I AM A GOOD CANDIDATE FOR THIS LOAN BECAUSE
I do not have overhead expenses except the basics, I do not have payroll employees, I hire professionals based on the contract. I am licensed, Insured and bonded for my business, I am refinancing my house for better rate and lower monthly payments. I pay about $1,300 per month for my house, with new refinance I will be paying aprox. $850 per month. My credit score is descent 780 and up.

I do have account receivables aprox.$42,000 and every other week I do have at least one new active account or project. I do charge small estimation fee from my clients.
We are starting up LED lighting system integration for next month, we are working on an agreement with Chinese manufacturer for LED Lighting System. (Shunchen City, China)

With LED new light systems we will be offering new installments for our existing clients. With new lighting system our clients can save more then 10 times electric savings every month. Also new LED Lighting System is durable for 5 Years with manufacturing guarantee. Products are available for Consumers and Commercial Industry.

If you need any types of documentation please contact me.

Sincerely,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2002	Debt/Income ratio:	24%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,416	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	proper-balance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff off credit cards
Purpose of loan:
Pay off my credit card, and purchase an engagement ring.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, set up automatic payments from my bank account and have a full-time job working for a solid company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$193.51

Auction yield range:	17.29% - 30.00%	Estimated loss impact:	26.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,759	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Jun-2008) 600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$1,053.89	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Making my New Year a better year
Purpose of loan:

I have made?all my?pmts on time, no lates.? Paid 1 loan off early?& the 2nd?will be paid off?by?April 2010 instead of?July 2011 (even without this loan)? I have canceled?1 c.c. & this is why my score has dropped. My score has increase by 11 pts?from Oct to Nov.

I am in better shape this year than I was last year,?The delinquencies will drop off my record in a few more years. They were from my bankruptcy. (This I was not proud of,?&?it was a really low point in my life)??I would like to consolidate all my small credit cards. This will help raise my score & put me on the path to?a better?rating?

This is why I?m asking for your help once again.? I'm a very responsible, reliable, person.?My payment to prosper should be proof enough.??What happened to me over 3 years ago was not because?I?wasn't living within my means.

I would like to say?thank you to all that?had helped me in the past?& had the confidence in me to pay my loans back.? I?haven't let any of you down.? So I hope that you would consider helping me once again? So I can finally close this chapter of my life.

My goal in the next?2yrs is to be able to refinance my house at a lower rate & have everything else paid off

I will still continue to pay 314.10 on a monthly bases?& when My car loan is paid off I will increase the amount that I am paying to have this loan paid off in less than 1 1/2 years.

I am a good candidate for this loan because?I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00 me 5,000.00 husband total 7,300.00

Monthly expenses: $?6270.00 leaving 1030.00?plus the 314.00?to prosper

Housing: $ mortgage,taxes,insurance, water 2404.00??
??Insurance: $?263.00 2 cars??
??Car expenses: $?550.00 one loan, gas, wear and tear??car loan paid off in 6 months saving another 360.00 per month
??Utilities: $?298.00 gas and lights???
??Phone, cable, internet: $ 25.00 work for company 180.00 cell phone this is high because I have 5 phones
??Food, entertainment: $ no?entertainment 1000.00 food family of 5???
??Clothing, household expenses $?300.00
??Credit cards and other loans: $?575.00 c.c.?& personal loans (includes the 314.00 paying each month to prosper even though I owe 105.00 per month
??Other expenses: $ 675.00 college and elementary school monthly payments fo my children
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$746.39

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2004	Debt/Income ratio:	40%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,605	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pb4ny	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debt
Purpose of loan:
The purpose of this loan is to consolidate my debt. The debt was accrued while I was unemployed as a result of the impact the recession had on the field I work in. I was a banker and had to wait 8 months before I could see a paycheck. I am now currently employed with a reliable company (metlife) and I am making strong strides. I however want to make a stronger impact on my debt situation as I hate being in debt. I have always paid my bills on time even while unemployed. I exhausted my savings then and now I want to restart and clear out the books.
My financial situation:
I am a good candidate for this loan because I understand and have worked as a credit specialist. I work in the financial industry and am working on this consildation in an effort to move forward more rapidly towards attaining financial freedom. I work hard and I have never missed a payment on any of my credit obligations, and I don't intend to start now.

Monthly net income: $ 3,000 (variable sources i.e. misc jobs may add to this but at minimum this amount)

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 90
??Car expenses: $ 456 (loan will cover the end cost of lease)
??Utilities: $ 0 (roommate covers them)
??Phone, cable, internet: $ 34
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 465
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$365.04

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	37%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$58,307	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wealth-javelin	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Blender time for the cards
Purpose of loan:
Will use this to close out?credit cards?where the?rates have sky rocketed prior to the new rules taking effect in Feburary 2010. Bye bye big banks...

My financial situation:
I have high debt level of the last few years with the cheap credit and also had some major expenses this last year.? Father was sick and passed away in June so had 4 trips from Texas to South Carolina, mom?relocated to my?area,?roof replacement, found termites and?treated along with an AC unit going out.? Never late on my payments.? Been at my current employer for over 7 years (survived being aquired twice) so a stable work environment.

Monthly net income: $ 4224.00

Monthly expenses: $
??Housing: $ 630.00
??Insurance: $?Included in the house escrow payment
??Car expenses: $ 215.00 with June 2010?payoff
??Utilities: $ 150.00 water/electric/garbage
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 2700.00?
??Other expenses: $ Rest of monthly income to incidentals or tacked on to debt payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.49%	Starting borrower rate/APR:	23.49% / 25.77%	Starting monthly payment:	$101.31

Auction yield range:	8.29% - 22.49%	Estimated loss impact:	7.03%
Lender servicing fee:	1.00%	Estimated return:	15.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	49%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,756	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	red-famous-vigilance	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a cc w/ an expiring intro
Purpose of loan:
This loan will be used to?pay off a credit card that has an intro no interest for 3 years that ends in January and will cost me an extra 2400 dollars in interest if I dont get it paid off.

My financial situation:
I am a good candidate for this loan because?I always pay my?bills on time and have never?been late or?delinquent on an account...ever...and I would love to be able to save myself 2400 in interest by getting this card paid off.

Monthly net income: $5016.66

Monthly expenses: $3360?
??Housing: $1350
??Insurance: $150
??Car expenses: $610
??Utilities: $140
??Phone, cable, internet: $210
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $600
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$181.49

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1995	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Golfer65	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 94% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	2 ( 6% )	680-699 (Sep-2009) 640-659 (Nov-2007) 700-719 (Jan-2007) 700-719 (Oct-2006)
Principal balance:	$647.48	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Kings Hwy Bar & Grill
The purpose of this loan is to open a family owned & operated Bar & Grill in Myrtle Beach, SC. Loan will be used to do some simple renovations to current bar & restaurant, and purchase needed supplies & inventory. Also I currently hold a SC off premise beer/wine license for our mini mart, (financed through Prosper) and will need to obtain an on premise liquor license.

Currently I am the owner of Beachside Grocery (formally Whispering Surf Mini-Mart), and hold the position of General Manager of our family owned and operated Holiday South Motel, also in Myrtle Beach.

I am a good candidate for this loan because I am in good standing with my first Prosper loan of $10,000 (current balance of $960) which is scheduled to be fulfilled in January 2010. My credit score is around 700, I?m told my credit is weak due to not carrying enough credit. I am confident in the success of this venture. The Bar & Grill is in a great location off of one of Myrtle Beach?s busiest highways, with a population of approximately 15,000 within a 5 mile radius. The restaurant will do a good breakfast & lunch business catering to the many local businesses in the area. We will also carry an extensive dinner menu available to the bar in the evenings..
Thank you for taking the time to review my listing. And I thank you in advance for having the confidence in me to bid on my listing.

Monthly net income $3200
Monthly expenses:
Housing $800
Insurance $75
Car Expenses $160 fuel & maintenance
Utilities $175.00
Cable ,Phone ,internet $200
Food & entertainment $300
Clothing , household expenses $75
Credit Cards & loans -Prosper $327 (last payment due January 2010)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,360	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	111%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skillful-loot	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off a few of my credit cards.?

My financial situation:
I am a good candidate for this loan because my wife and I have a fairly good income stream and have been responsible at making debt payments.

Monthly net income: $ 4564

Monthly expenses: $
??Housing: $ 1379
??Insurance: $ 65
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 400
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2002	Debt/Income ratio:	79%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,667	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	p2p-inspector5	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards/home improvmnts
Purpose of loan: to pay off several credit cards and to also get some home improvements
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i am a full-time employee and have a strong credit background. I have never carried a deliquent status on my credit bureau.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 965
??Insurance: $?75
??Car expenses: $ 436
??Utilities: $?
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $?
??Credit cards and other loans: $?350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,952	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bonafide-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for father's board and care
Purpose of loan:
This loan will be used to?
Pay for the rental fee for my father's board and care for as long as possible.? He is destitute now, and has been in this wonderful board and care for a couple of years.? I don't want to pull him aware from his caregivers whom he loves (and they care deeply for him) and know that he will not thrive in a nursing home or new board and care with questionable caregivers and care.?

My financial situation:
I am a good candidate for this loan because?
I am a California attorney, and although my last position was eliminated and I am in transition (unemployment is coming in regularly) - I have started a side business unrelated to law to supplement my next law job.? I am truly motivated - because I am doing this for my dad.? My mom is dead, I have no brothers or sisters, and I sincerely want to make my dad's last years comfortable and keep him in a healthy, loving environment.? My dad's situation is highly motivating.?
Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 60
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?60
??Clothing, household expenses $30
??Credit cards and other loans: $?Educational loans (law school).? Also credit cards (about?$20,000)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$94.41

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1984	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	35y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,405	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	yarbody822	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$2,557.03	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Having extensive dental work done
Purpose of loan:
This loan will allow me to have some dental work which requires rework of my gums.? I have dental insurance, but it does not pay for this gum rework.? If I don't have it, I could lose my teeth.

My financial situation:
I am a good candidate for this loan because I will have the payments come straight out of my account.? I am a?federal government employee with 34 years of service.? I am a woman?of my word, and I believe?that winners make things happen and losers let things happen.? I have been a loser, and now I want to be a winner.? I am recovering from a divorce after a 30 year marriage.? I can become a winner with your help!? Thanks.

Monthly net income: $ 4400.00

Monthly expenses: $?
??Housing: $ 1100.00
??Insurance: $ 100.00
??Car expenses: $?????
??Utilities: $?250.00
??Phone, cable, internet: $ 194.82
??Food, entertainment: $ 300.00
??Clothing, household expenses $?150.00
??Credit cards and other loans: $?600.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2003	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$88	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MSU2010	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for my wedding
Purpose of loan:
My loan will be used to help pay for some of my wedding expenses. My fiance and I have paid cash for the vast majority of our wedding expenses and could use the $1500 for our honeymoon expenses.

My financial situation:
I work for Community Mental Health in Howell Michigan as a mental health assistant. At this job I make 13.75 an hour plus I am reinbursed for driving expenses. I do not have any housing expenses, such as, rent or utilities.
Monthly net income: $
$1350
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 110
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$349.95

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2002	Debt/Income ratio:	25%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,001	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-safe-velocity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two credit cards
Purpose of loan:
This loan will be used to pay off two credit cards. My wife and I have decided that we need to be without credit cards like we were a few years ago.? We have had the mind set that we can get something and we can pay it off later... Not anymore!

My financial situation:
I am a good candidate for this loan because I have just recently secured a higher paying job in my IT career and I have goals to have this loan paid off in one year.? I have had solid jobs throughout my career and each move I have made has been a step up!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	2y 3m
Amount delinquent:	$2,180	Revolving credit balance:	$891	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-659 (Sep-2009) 640-659 (Aug-2009) 580-599 (Aug-2008) 560-579 (Jul-2008)
Principal balance:	$2,082.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino. In addition, I also need car repairs done immediately and to repair a garage.??

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was finally accepted into the doctorate program, so this is my only chance.Please help me fulfill that dream, so I can continue to help numerous disadvantaged students. I? know I can make a difference in childrens' lives as I have in the past. Plus this?degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$66.83

Auction yield range:	11.29% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1999	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$964	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SoCalEngineer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to buy an Engagement ring.

My financial situation:
I am a good candidate for this loan because I have spent the last six years paying off my bills and have been employed at the same company as an engineer for the last five years. I ran up a number of credit card bills along with several hospital bills (over $30,000). The credit card debt was because I was young and didn't know how to use credit. The hospital bills where from an asthma attack I had (age 22) when I didn't have insurance. I ended up spending two days in ICU and that added up quick.

As stated above, I have spent the last six years fixing my credit. As of now the only negative mark I have on my credit report is one (1) 30 day late from 2006. My credit score is on it's way up but still not high enough to get an unsecured loan from a bank. I have been with my girlfriend Heather for almost three years now and she is the most wonderful woman I have ever know. I love her very much and just recently (within the last two weeks) found out that her family is coming to Los Angeles (from Canada) to spend Christmas with us. Since her family never comes to the states I thought it would be neat to propose to her on Christmas morning with the whole family here. If you would like to know anything else feel free to ask.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 120
??Car expenses: $ 440
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Credit cards and other loans: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$617.07

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	2y 8m
Amount delinquent:	$355	Revolving credit balance:	$0	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	38	Homeownership:	No
Inquiries last 6m:	6
Screen name:	agreement-turtle	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughter pay for college
Purpose of loan:
This loan is being used to help pay for my daughter's college education.

My financial situation:
I work as an attorney for a large mergers & acquisitions company and make a decent living. I'm apply for this loan to help cover my daughter's tuition and living expenses for the remainder of the year. We applied for assistance through FAFSA but I make too much to qualify for aid. And the interest rate here is better than what banks are offering.

Monthly net income: $ 8000.00

Monthly expenses: $ 4380.00
??Housing: $ 2200.00
??Insurance: $ 120.00
??Car expenses: $ 660.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 1000.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,450.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.90%	Starting borrower rate/APR:	30.90% / 33.29%	Starting monthly payment:	$234.06

Auction yield range:	8.29% - 29.90%	Estimated loss impact:	7.22%
Lender servicing fee:	1.00%	Estimated return:	22.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$131,840	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bill-selector7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clearing up debt and cards
Purpose of loan:
This loan will be used to??consolidate debt and pay off a very high interest short term loan of $2,500. This will give me some breathing room to consolidate and pay down debt.

My financial situation:
I am a good candidate for this loan because? I don't miss payments and I have a steady position and employment. I have a significant salary with commission, but like most people, the year has been difficult so the commissions have not come back quite yet. The end of year commissions are always higher and are starting to come in at double the rate of earlier in the year, but running short every month has maxed out the credit cards. My income is weighted to the end of the year, so during the year I run at or above my expenses, with the end of the year supplying the funds for the following year. With the meltdown in 2008, the funds cushion was not as large and 2009 has been difficult to get through.

NOTE: My rev. debt includes a Home Equity line of credit and a?past debt consolidation line of credit totaling about $85k.

Monthly net income: $ $6596 after taxes per month, ($4,628 salary, $1,968 avg commission/month)

Monthly expenses: $ 6,446
??Housing: $?2,218
??Insurance: $ $110
??Car expenses: $ 468
??Utilities: $ 125
??Phone, cable, internet: $ 225
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 500 misc (unplanned extras)

NOTE: I know that my debt to income ratio is high, but I have always managed to make my payments. I have cut out most/all discretionary spending and need to get some balance for the next 3-6 months to clear up the situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2000	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,229	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	truth-transporter	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
divorce need car and moving money
Purpose of loan:
This loan will be used to?
buy a cheap car and help with some moving expences
My financial situation:
I am a good candidate for this loan because?
I have great credit always pay my bills on time
Monthly net income: $ 3333

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 90
??Car expenses: $ 250
??Utilities: $ 100
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$290.51

Auction yield range:	8.29% - 13.00%	Estimated loss impact:	8.29%
Lender servicing fee:	1.00%	Estimated return:	4.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	43%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,179	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	genuine-coin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to payoff my credit cards.?My lenders have raised my credit card interest rate and I feel that even though I've been paying a substancial amount of credit card, I can't seem to catch up.

My financial situation:
I am a good candidate for this loan because I have a stable job. I've been working with this company for almost two years, prior to that I worked for the same company for 5 years. I'm very responsible with my bills, always pay everything on time or early.?I am willing to make payments twice a month as I receive my paychecks and once my income tax refund comes in, I also plan on paying a significant portion down.

Monthly net income: $3200

Monthly expenses: $
??Housing: $362?
??Insurance: $119
??Car expenses: $ 439
??Utilities: $55
??Phone, cable, internet: $237
??Food, entertainment: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,382	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	loan-halo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt into One Payment
Purpose of loan:
This loan will be used to pay off credit card debt and pay for?some of daughters college expenses.?

My financial situation:
I am a good candidate for this loan because I have a good job and income as a Registered Nurse. I pay all my bills on time. I? became a little over-zealous this year after buying a new home in 2008 and invested $$$ into the property. It's difficult to manage several accounts, and I would love to simplify my life with one payment and one interest rate. I also received a new bargaining contract and am to receive a?20% wage increase over the next four years. My husband earns?$4,000 net income monthly, so I have other sources of income. In addition, I believe my credit score would increase? if my balances on my credit cards were not maxed to their limits. I need your help and I guarantee you will make your money back and have a nice return on your investment.

Monthly net income: $ 4,600

Monthly expenses: $ 3935.00
??Housing: $ 2200.00
??Insurance: $ 260.00
??Car expenses: $ 450.00
??Utilities: $ 300.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $25.00
??Credit cards and other loans: $ 208.00
??Other expenses: $ 1000.00+ every 4 months for daughters college tuition and books
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$235.40

Auction yield range:	11.29% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,393	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	consummate-funds5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto painter starting new business
Purpose of loan:
This loan is to be used to help boost a newly starting small business to get on its feet.

My financial situation:
I am an automotive body repair & paint technician. I concentrate most of my work on custom, show, & restoration cars/trucks. Im a high school graduate & have a 2 year trade school degree in Automotive Collision Repair. Ive supervised & co-owned a custom paint shop for over 2 years & have experience painting anything from, autos, motorcycles, to commercial aircrafts.

I finally have the know how, experience, & resources to start my own shop. The last year Ive been working in a small shop I have, using the few tools & space I have, but in return producing excellent work. Slowly I've been upgrading to the tools I lack to get work done faster & more efficient. I intend to pay off what i owe on the tools I have & use the rest to get the last few important tools I lack (but somehow currently manage to work without).

If I do get this loan I,ve requested for the amount of $6,000, & have it paid off in a few years (or as soon as possible), I can then take out another amount to build a much larger shop & finally get the shop fully licensed. Please help me fulfill my dream of having a full blown custom paint shop that will someday be recognized in most all custom car/truck magazines.

To rest assured this isnt someone trying to get over their head & trying to persue an unrealistic goal. Ive already built an award winning motorcycle and an award winning truck that has been completely customized by me from the frame up. With just the right equipment I can do some of the best work on the Gulfcoast. My credit score is excellent, I've only been late on one payment in my life (1 day late at that), & I intend to keep it that way.

Thank you for your time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	4.29% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2000	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,580	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LuminousInc	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 96% )	740-759 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 4% )	640-659 (Jan-2008) 620-639 (Nov-2007) 600-619 (Nov-2006)
Principal balance:	$2,908.15	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Australian Adventure
I am an IT security consultant based in the washington metro area, and I am looking to take a leave of absense to join friends on a once in a lifetime 90 day trip backpacking through Australia and hopefully New Zealand.? I need help securing funds to pay for not only the trip, but also my expenses at home while I am not collecting a salary.? I have been a track record of repaying my loans on prosper, a?700+ credit score, and a A rating on prosper.? Your help in making this dream come true is much appreciated!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,950.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$79.61

Auction yield range:	8.29% - 26.00%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	8%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$200	Revolving credit balance:	$115,728	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnificent-trade2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used to pay expenses?for my?wedding.?I had no idea how much the expenses mount.?

My financial situation:
I am a good candidate for this loan because I have stability. I pay my creditors, receive a good income, lived in my condo for the past eight years?and I have?job?in an industry that I have?fifteen years of experience.?Once I am married, we will have an influx of cash from the wedding that we can pay back the loan early.

I?do a revolving home equity line of credit instead of a home equity loan because my finance and I will be looking to move and therefore wanted a lower payment until we sell my condo. This is why I have a high revovling credit balance.

Also, I know my credit shows I have $200 in delinquent. I am not sure why. I am current on my accounts. I do have a couple of medical collections I am trying to resolve but as for creditors I am current.

If you have any questions, please ask.

Thank you for taking time to read my profile.

Monthly net income: $ 3,800?(after taxes, health insurance,?etc). ?

Monthly expenses: $
??Housing: $ 1250 includes Home equity line
??Insurance: $ 30
??Car expenses: $?100?
??Utilities: $?150
??Phone, cable, internet: $?150
??Food, entertainment: $ 300?
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$73.60

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	2%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	14	Total credit lines:	42	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,855	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	automotiveMoneyAngel	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Son his first Car
Purpose of loan:
This loan will be used to? Have half saved in cash for car...need $3500 to finalize the purchase.

My financial situation:
I am a good candidate for this loan because? I will pay as agreed , car will be insured against loss and won't make any mistakes of the past.The delinguent credit blemishes are from a Chap 13 Bankruptcy that i paid off in 1 year ( it was a 5 year plan but i buckled down and ate Top Ramen for a year),,,i can't get Equifax , Trans Union etc to remove them even though they are 100% paid off...they offered me $250 but are still unable to remove the delinguencies...they said they will come off my report in 2012.

Monthly net income: $ 13500

Monthly expenses: $
??Housing: $ 5500
??Insurance: $
??Car expenses: $ 350
??Utilities: $ 325
??Phone, cable, internet: $ 99
??Food, entertainment: $ 250
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	11.29% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2003	Debt/Income ratio:	13%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,620	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gbimports	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	37 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 640-659 (Sep-2009) 600-619 (Aug-2008) 620-639 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
pay off credit cards
Hi never late on payments?just? bought a house? with? fha? loan??credit? score? good?730?paid? of? 2? prosper loans? allready. will use this? money to close some? credit? card? debt with high interest rates
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1984	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	25y 4m
Amount delinquent:	$1,716	Revolving credit balance:	$2,318	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kindness-trapper	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
last loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$298.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1991	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,283	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	myGodisgood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,800.00	< mo. late:	6 ( 18% )	500-519 (Dec-2006) 500-519 (Dec-2006) 500-519 (Nov-2006)
Principal balance:	$765.92	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
*** 2nd Loan; Never Late ***
I am an excellent candidate for this loan because I have paid all my bills since my first credit in 1991 regardless of the economic situation. This loan will pay off some credit cards including the remaining two prosper payments. When this loan is funded, I will be saving over $600 in monthly payments.
This loan is even less than my last prosper loan. I did not disappoint prosper lenders then, and I will definitely not disappoint them now.
BUDGET: Prosper 397.04; Mort 2,184; Gas 200; Car ins. 40; Food 400; Cards 954; Utilities 580; Life ins 75; Savings 1,000; others 700; (Net $7,761.26 ? $6,833.00 exp; $928.26 surpluses) Your investment is very safe because I take my credit serious. Happy holidays!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.68%	Starting borrower rate/APR:	9.68% / 10.02%	Starting monthly payment:	$96.35

Auction yield range:	3.29% - 8.68%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,122	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-bluebird	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosolidate high rate balances
Purpose of loan:
This loan will be used to consolidate high rate CC balances to allow myslef to pay them off on scheduled payments.? The rate is near 30% on a close to $5,000 balance now and keeps climbing due to the high rate.

My financial situation:
I am a good candidate for this loan because I have a steady job and have just been putting off paying for this one CC over the years because at one point it was at 0% interest.? I understand that 0% is no longer as available as it once was and would like to get a reasonable rate of interest somewhere around 8%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 37.93%	Starting monthly payment:	$53.94

Auction yield range:	11.29% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,870	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hope-leader2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
Pay off high intrest debt
My financial situation:
I have a full time stable job
Monthly net income: $ 4300

Monthly expenses: $
??Housing: $???
Insurance: $
??Car expenses: $???Utilities: $?
??Phone, cable, internet: $??
Food, entertainment: $?
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1983	Debt/Income ratio:	26%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	36y 11m
Amount delinquent:	$270	Revolving credit balance:	$21,224	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dedication-fort	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Software for Membership Website
Purpose of loan:
I will use the loan to purchase software to develop my database and sequential membership website. This website provides several levels of training for real estate financial personnel, brokers, and investors.
These personnel pay a graduated monthly fee, ranging from $27 to $97 as they move from level to level.
The soft is needed to manage all the training and payment activities.
My current current full-fime employment is as an Human Resources Analyst with a Community College District. I am fully able to repay this loan.

My financial situation:
I am a good candidate for this loan because? I have a solid, long-term work history with the same employer: over twenty years. I am fully able to meet my monthly obligations

Monthly net income: $ 4700

Monthly expenses: $ 3410.72
??Housing: $ 1334.72
??Insurance: $ 125
??Car expenses: $335
??Utilities: $ 130
??Phone, cable, internet: $ 150
??Food, entertainment: $ 473
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 455
??Other expenses: $ 183
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	33%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 7	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	51	Length of status:	2y 6m
Amount delinquent:	$49,818	Revolving credit balance:	$1,946	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	59	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thadman182	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008) 700-719 (Aug-2007) 700-719 (Jul-2007) 680-699 (Jun-2007)
Principal balance:	$3,267.97	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Bad things Happen to Good People

Hello and thank you for taking the time to review my loan request.

I am a husband and a father of three lovely children.? I am a salesperson for a large communication company, as well as a part-time loan originator.? My wife is an administrator in the local public school system.? We have been married for almost 14 years and our greatest accomplishment is out three children.?? We work very diligently to make sure they learn the true values of life and responsibilities the go along with these values.?

My goal is to consolidate some credit cards with some high rates and gain some residual income to put away for our kids.?
This is one step in making sure they have the opportunity to engage those things in life that will make them well rounded individuals.? This will be possible if I am funded through Prosper and will allow for some peace of mind knowing that there is a reliable amount of savings in the bank.? This will also help?lower my monthly expenses.? With respect to the one delinquency that appears , that was due to my former employer coming and closing the doors without warning closing the doors to the business.?? It also caused my last paycheck to be unrecoverable and left me in a compromising position.? It was a large amount that was withheld and left a number of people up in arms.? This issue has since been rectified and I am continuing to focus on being very focused and responsible individual.? We have recently went through a home loan modification which brought our score down.? Even though the modification help our monthly expenses in exchange it lessened out credit rating.? This seems to be the backlash of an attempt to better your situation.? We hope this will be understood by the lenders of Prosper.

Purposed consolidation:
Prosper : $3600 @ 35%
Small Creditors $1500 @ 21%

Monthly Net Income: $7200

Monthly Expenses:
Mortgage: $3200
Insurance:? $330
Car Expenses: $450
Utilities: $400
Entertainment: $70
Clothing: $125
Credit cards: $800
Food: $450
Gas: $300
Total: $6125

Finally, We currently have a loan with Prosper which has always been on time and is in good standing.? You should expect this same vigilance with our current request, there has been a noticeable change for the better. ? I and my wife are steadfast in our efforts to resolve our situation. You may also notice a reduction in our monthly expenses in respect of our last request.? We hope that we can look forward to a continued favorable relationship with Prosper.? Again thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.05%	Starting borrower rate/APR:	11.05% / 11.40%	Starting monthly payment:	$327.62

Auction yield range:	3.29% - 10.05%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2003	Debt/Income ratio:	20%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,682	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-equation	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting my dream business!
Purpose of loan:
This loan will be used to launch my small business. The following is a brief synopsis about my business concept.

Today many Americans face a serious dilemma when choosing what food to buy and where to dine. It is fair to say that when given the opportunity, most individuals would prefer organic produce and pastured meats that were raised on local, independent, and sustainable farms. But in reality, the everyday person will forgo these conscientious options for the cheaper, more convenient alternatives. This dilemma in our food industry has created a market for organic, farm-raised food that is both convenient and affordable for the average American.
Therefore, the concept I am pursuing is a ?gastrotruck? that will serve customers who want a meal that is not only affordable, convenient, and delicious, but also hand-crafted with responsibly sourced ingredients of the highest quality. During the current economic recession, restaurant sales are suffering as consumers seek more affordable dining options. As a result, gourmet hot food trucks are thriving in major cities such as New York, Portland, Austin, and Los Angeles. This growing industry has yet to inevitably make its way to San Diego, California, and I am ready and eager to lead the way with my very own gastrotruck!I personally have more than 7 years of experience in the dining industry and am currently the Assistant General Manager of the most well-renowned farm-to-table restaurant in San Diego. I possess the experience, knowledge, and industry contacts to make this business a success.

My financial situation:
I am an excellent candidate for this loan because I have an impeccable credit history and score. I am a homeowner, I currently have no outstanding debt, and I am proud to say that I have NEVER in my life missed any type of payment or bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1977	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	6y 9m
Amount delinquent:	$1,409	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MITCH1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 640-659 (Mar-2008) 660-679 (Mar-2007) 660-679 (Mar-2007)
Principal balance:	$687.07	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Car Repair-timing belt broke
Purpose of loan:
This loan will be used to? I would like to get a loan to finish paying off a major car repair, timing belt broke and damaged the valves. Also hot water tank rusted out and is leaking and needs replaced. My other Prosper loan is almost paid off now.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$248.89

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1991	Debt/Income ratio:	33%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$47,359	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rygell17	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to?
?I need to pay off a credit card in which the interest rate was raised to 28.99% after I was 1 day late with my payment (I just forgot to schedule the payment).? When I asked them to lower the interest rate, I was told that they would keep it at the high rate for 12 months and then review it to be lowered.? It will take me forever to pay this card off with such interest.
My financial situation:
I am a good candidate for this loan because? I always pay my bills on time!? I may have a large debt to balance ratio, but I have a very very steady goverment job that I have worked at for 13 years and I am always able to pay by debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	21%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$1,149	Revolving credit balance:	$713	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Safety-First	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 6% )	620-639 (Oct-2009) 600-619 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
One more to go
Purpose of loan:
This loan will be used to pay off?a business loans, tax-related debt, and a credit card.? The business was unsuccessful and now I am employed full-time in my regular occupation and working diligently to pay off debt and improve my credit.?

My financial situation:
I am a good candidate for this loan because I have already paid off one 5K prosper loan.?I have good stable?employment and I am in the process of repairing my credit.? My wife is also employed full-time and contributes to paying our regular bills. The items that will be consolidated with this loan include a $4K Tax Debt that is $300 per month and a second business loan of $4K that we took out that is also $300 per month. Paying off the tax debt will save us on interest and penalties and eliminating the other debts will also help us improve our overall credit standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	16 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$64,613	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	healthy-vigilance2	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off dedt
Purpose of loan:
This loan will be used to payoff my wife's 401(k) loan so that we can use that ot payoff income taxes that are due.

My financial situation:
I am a good candidate for this loan because the markets hace come back up to where I'm bring home decent money again.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$525.59

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	64%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,656	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	noble-reward9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt B Gone
Purpose of loan:
This loan will be used to? Pay down my debt. I have always tried to put my bills first, and with every bill together, will make it easier to pay each month. I've always made my payments in a timely manner, no matter what, the bills get paid, on time.

My financial situation:
I am a good candidate for this loan because??? make my payments when due, and always pay on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1986	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,789	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-fairness-chuckler	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas and appliances
Purpose of loan:
This loan will be used to? new appliances and christmas

My financial situation:
I am a good candidate for this loan because? I pay my bills on time (unless emergency) have worked for County Government over thirty years

Monthly net income: $ 3,606.26

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $?300.00
??Utilities: $?300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?400.00??Clothing, household expenses $ 200.00
??Credit cards and other loans: $300.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$96.86

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,892	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	OMallen	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down some higher interest debt.

My financial situation:
I am a good candidate for this loan because I am employed and have a small amount of unsecured debt.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1998	Debt/Income ratio:	22%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,180	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fund-pudding	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dumping credit cards
Purpose of loan:
This loan will be used to? fire the credit card companies that have been changing the terms on my credit cards.

My financial situation:
I am a good candidate for this loan because?I have a great job that pays me well to do what I love. My husband also has a stable job. We know we are blessed in today's environment. We have been paying off our debt per the Dave Ramsey plan. We are on track but I am so upset that the credit card companies are changing terms that I just want to get rid of them completely.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$287.09

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	81%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$88,345	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing from business startup
Purpose of loan:
This loan will be used as a first step in refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth. This initial loan is the first to prove myself here on Prosper and other loans will follow until all debt has been refinanced.

My financial situation:
I am a good candidate for this loan because I pay both all business and personal debts on time with no exceptions. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2470.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$122.64

Auction yield range:	8.29% - 19.00%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1996	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,796	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ologist552	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008)
Principal balance:	$4,011.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Working Capital
Purpose of loan:
This loan will be used to manage the expenses associated with my increasing REO real estate listings.? Given the current real estate market, I am receiving more REO listings.? As an REO broker, I am responsible for the paying the expenses (utilities and maintenance) and getting reimbursed from the seller (bank).??The reimbursement timeframe is generally 30 - 60 days.

My financial situation:
I am a good candidate for this loan because of my?continuously improving credit standing, impeccable payment history on a previous Prosper loan?and the business opportunity at hand.?

Monthly net income: $ 4,800

Monthly expenses: $ 3185
??Housing: $ 1298
??Insurance: $ 86
??Car expenses: $ 413
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 463
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$830.84

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	5%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$187,939	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	momentous-duty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REAL ESTATE LOAN
Purpose of loan:
I put an offer on a duplex in Camarillo, CA (?tax reasons?).? I thought I was getting a steal?at 324k because fair market is 369K and it produces $2,300 mo in rent,? My offer was accepted so I started escrow.? I found out the duplex was picked up at a?trustees auction for 229K about a month prior.? I was upset knowing this guy is making about 95K profit from me in one month.? I backed out of the deal and been going?to auctions at the government center every day off?for about?two months.? I have made contacts and will buy homes wholesale and sell them retail.??
I have 130K cash but need 150K to make sure I get enough home and carry until I sell.? The loan will be secure by real estate.?

My team is in?place:Real Estate Agent?-??Lee the Ace!! Discounted commissions Rehab contractor?? -? Pablo excellent -?from summit centersTitle Research -? Rick, Chicago title Co. for liens, back taxes, buying the 1st, ?ect.... Very important role when buying at auctions.
Ask for my resume and I'll email it
Gabe

My financial situation:
I am a good candidate for this loan because I have a net worth of 250K and have a household income of over 200K.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$500.29

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$82,956	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	affluence-star0	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating credit card debt
Purpose of loan:
This loan will be used to consolidate several business credit card loans.?? ?

My financial situation:
I am a good candidate for this loan because?I am an executive of my own corporation that has been?a family?business for?over?25 years (12 years as an current owner).?Because I obtain my income from multiple sources such as rent, distributions,?earned income etc my?w-2 does not reflect my full income picture.? Also, much of my revolving credit card debt payments are paid by?my corporation but are not listed as income.?At the same time much of my debt is business related debt that was financed using?"business credit cards" that show directly on my credit report as apposed to "corporate credit cards"?which do not. ?Therefore?my debt to income ratio calculations are not a true picture of my finances.? Moreover, I can provide a business plan and tax returns upon request.? I have?a?growing web presence at www.statelineribbonandtrim.com and www.myribbonsandbows.com?that will continue to ensure a strong income potential for years to come.??I have never had a late payment or negative judgement personally or corporately and my corporation has a Dunn & Bradstreet score of 80. Finally,? as a fan of Dave Ramsey and the Total Money Makeover my number one goal is to become debt free. However,??due to the banks decreasing credit lines, raising interest rates, and raising minimum payments? I need to partner with lenders who have simple competitive terms that won't change on a whim and create undo stress on my budget and cash flow.

Monthly gross income: $ 12923
Monthly business expenses: $ 6450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1993	Debt/Income ratio:	31%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,659	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wampum-bear7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit card balances

My financial situation:
I am a good candidate for this loan because? My FICO scores are in the 760's (as are my husband?s). My credit card debt is $15,500.00, and the balance on our home mortgage is $385,000.00 (6.5%, 30-yr fixed). We are current on our mortgage. The credit cards and mortgage are my/our only debts other than standard monthly household utilities, maintenance, cable, insurance, etc. My automobile is paid off (?99 Lincoln Town Car w/55,000 mileage). My husband?s automobile is leased through his company (he is a self-employed accountant). Our total annual household income is slightly above $120,000.00. I am a registered paralegal and office manager of a law firm with 326 current clients. I have been in the legal field for twenty-four years, almost nine years with this employer and the remainder with just one other firm. Our home is presently appraised at $488,000.00, down from its highest appraised value in December, 2007 of $635,000.00. We live in a very well established and maintained community across the street from a lake. There have been no foreclosures on our street and only two "for sale" listings in the past two years. Over the last year, we have paid down the credit card accounts from a high total of $24,450.00 and have not charged new purchases. I would like to be able to pay them off entirely at this time so that we don?t have to worry about increasing interest rates or other new hidden fees once the new "rules" go into effect. I plan to close several of the accounts and retain only three. Thank you for your consideration of this listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	17	Length of status:	2y 5m
Amount delinquent:	$3,377	Revolving credit balance:	$288	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loyalty-sundae	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to pay my Mortgage!!!!
Purpose of loan:
This loan will be used to pay my mortgage.

My financial situation:
I am a good candidate for this loan because i do pay all of my bills on time

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $469
??Utilities: $ 100
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$259	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fervent-money9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy used car
Purpose of loan:
This loan will be used to? buy a used car.

My financial situation:
I am a good candidate for this loan because?There was no box for disabled under the income box on the application,I am currently receiving 1287.00$ a month from Social Security disability? income.I have repaired my credit by paying bills on time and never miss a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	24	Length of status:	20y 3m
Amount delinquent:	$1,090	Revolving credit balance:	$7,605	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-expert744	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-699 (Oct-2008)
Principal balance:	$2,074.92	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Help with Medical Bills
Purpose of loan:
I have been a dance teacher for many years, but this past year has been a medical nightmare.? I have always maintained health coverage, and have been very healthy.? A accidental fall resulting in a break, which lead to a undetected medical condition and? then surgery, and combined with a few emergency visits I? have been left with very large medical bills not being covered by my insurance. Everything has been cured and healed and I am healthy again ?
My financial situation:
I am a good candidate for this loan because i have used propser before and have and excellent repayment record.? I am now healthy and back to my life.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1978	Debt/Income ratio:	269%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ace138	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card and personal
Purpose of loan:
This loan will be used to? pay off a credit card and personal use????

My financial situation:
I am a good candidate for this loan because? I always make my payments on time????????

Monthly net income: $ 3079.00

Monthly expenses: $
??Housing: $ 657
??Insurance: $ 119
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1993	Debt/Income ratio:	19%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	13 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	9y 8m
Amount delinquent:	$7,378	Revolving credit balance:	$5,879	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Laura3232	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	36 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (Jan-2008) 540-559 (Dec-2007) 520-539 (Oct-2007) 540-559 (Oct-2006)
Principal balance:	$435.01	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Misleading Credit Score - 3rd Loan!
Hi everyone?- Just?a little bit of information about myself.? I am a single mother with a daughter.? I have a good job which I have worked at for 10 years this April? My credit score is inaccurate and I believe is low due to the fact that I?worked out a repayment plan of mortgage payments with my mortgage company and that arrangement is not reflected on my credit score.? I am current in all of my credit card debts?and loans.??I am interested in consolidating the remainder of my debt to a lower interest rate.? I am now sharing expenses with my boyfriend so my disposable income each month has increased and I plan to be completely debt free within one year, I would just like to do it without paying such high interest rates!? Please feel free to ask any questions.? This?would be my third?loan from Prosper and I have never been late with any payment.? I am paid through direct deposit and the payment for this loan would always be available in my account.? I can also provide any sort of documentation necessary.?

Here is some information regarding my gross net?income: Salary: $3,037.66?per month, car allowance $350.00 per month, Social Security: $532.00,?Net income?per month: $3,919.66.??I occasionally do side work, but I have not included that in my monthly net income as that varies each month.?I receive the social security payments for my daughter (which are also direct deposit) due to her father's death?five years ago.

I have utilized the highest interest rate that my state allows and I hope some of you are able to fund this loan.?

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1989	Debt/Income ratio:	>1000%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$794	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lettergirl46	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 96% )	660-679 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	1 ( 4% )	600-619 (Jul-2007)
Principal balance:	$979.52	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
updating very old bathroom
Purpose of loan:
This loan will be used to? update a very old bathroom.? We live in a family home, which we are very fortunate to do so, but it is a 140 year old house and is in need of major surgery.? We need to start with the bathroom which is in the worst shape of any room.

My financial situation:
I am a good candidate for this loan because? I have a good job with a good work history.? However, I have just recovered from shoulder surgery and was out of work for about 3 months.? I was put on light duty for a while, which decreased my income some.? But now I am back full time.? I realize I have had poor credit in the past but I am doing every thing I can to right this wrong.?

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ no payments
??Insurance: $ 150.00
??Car expenses: $ 480.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 54.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	10	Length of status:	8y 11m
Amount delinquent:	$192	Revolving credit balance:	$856	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	glowing-deal1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cameras, equip, computers, software
Purpose of loan:
This loan will be used to buy a new?computer system that is powerful enough edit high definition video, and a new high definition video camera with new lights, and new professional editing software.?
,
My financial situation:
I am a good candidate for this loan because I can pay any monthy payment with no problem and the new?equipment will make me even more money every month.? My credit score is currently approximately 650 depending on which credit bureau and I?wouldn't do anything to mess up my credit that I am trying to build even higher.? My credit report will show that I have 5 credit cards and I pay them down to zero every month.

Monthly net income: $5,000 to $10,000?

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $ 175
??Car expenses: $ 585
??Utilities: $?100
??Phone, cable, internet: $200
??Food, entertainment: $500?
??Clothing, household expenses $ 300
??Credit cards and other loans: $ credit cards are paid down to zero every month
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$89.95

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,101	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sparkling-dinero	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding help for my son
Purpose of loan:
This loan will be used to help my son and his fiance with their wedding in January.? They just need a little bit more to pay for the rest of their wedding expenses. I have included a picture of them. I appreciate your help and I know they will as well!

My financial situation:
I am a good candidate for this loan because my credit history is good, I have a fairly low debt to income ratio, and my income is consistent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	29y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,940	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nickel-transformer	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate dues
Purpose of loan:
This loan will be used to?? I am a licensed real estate agent and I need a loan to pay for my association dues which is quite high.? My association dues are due on November 30th and I need this loan to because I have a pending sale on a listing I have.? If I do not pay this association dues I could possibly loose this sale.?

My financial situation:
I am a good candidate for this loan because??? for two reasons I am license real estate agent and own a small home based photograpy/cinematography business. I feel I can easily pay this loan back well before the 36 month loan term is up.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 840
??Insurance: $ 157
??Car expenses: $ 200?
??Utilities: $ 500
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $?0?
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$66.43

Auction yield range:	3.29% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1996	Debt/Income ratio:	4%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,955	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	australia1726	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Bed and Couch
The purpose of this loan is to purchase a new bed and sofa.

My personal situation: I am currently retired and have an annual income of $42,000 ($3,500.00 per month). My income source is the Railroad Retirement Board and a Union sponsored retirement plan. Both are well funded and backed by the Federal Government. I have $43,000 in available credit of which I am currently using less than?two percent. I am seeking this loan in lieu of using a high-rate credit card. I do not currently own a car. Where I live public transportation is plentiful and more than adequate. If I really need a car I find that it is far cheaper to rent for a day or two a month than to buy and maintain a personal vehicle.?

Expenses:

Rent:???????????????????????$325.00 per month
Transportation:??????????$ 71.00 per month
Utilities:???????????????????$100.00 per month (that?s a high ? lower in summer)
Insurance:????????????????$ 72.00 per month (two life and one renters policy)
Cable and Internet:????$160.00 per month
Entertainment:??????????$100.00 per month
Food:???????????????????????$200.00 per month
Medical:?????????????????? $ 30.00 per month (as a wounded veteran I have VA co-pays only)

The balance of my income goes into long-term savings account which I desire to maintain as a security cushion and for a future down payment on a condo.

Also, when I reach my down payment goal I am going to want a highercredit score. Because my only source of credit is derived from credit cards Ifind it has been difficult to increase my scores. This loan should help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	366%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	54y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,242	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payment-cocktail	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vacation
the purpose of this loan is to take avacation and attend afriend wedding. i will make my mo. payments for i have a decent job to make payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.33%	Starting monthly payment:	$45.31

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1991	Debt/Income ratio:	3%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	25	Length of status:	1y 9m
Amount delinquent:	$18,458	Revolving credit balance:	$100,914	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Great Investment Right Here!
Hi everyone,

I am making great progress.? I just finished paying off a settlement on my AMEX which eliminated $22K in credit card debt.? This will not be reflected on my credit report til Nov.?? I need $4000 to payoff my citibank card which will eliminate approx $17,000 in credit card debt.? Any help appreciated!? Help me get DEBT FREE!!!!!!!!!!!!!

Update: I will be getting a bonus from my employer payable to me in March 2010 of at least $4k

Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount ASAP?

My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $0 (I am living with a family member currently
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1990	Debt/Income ratio:	9%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	4y 3m
Amount delinquent:	$13,389	Revolving credit balance:	$329	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	power-grid65	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes & Condo DP
Purpose of loan:
This loan will be used to pay taxes and a partial downpayment for a condo.

My financial situation:
I am a good candidate for this loan because I am gainfully employed and was able to continue making commission even with the one year downturn in the economy.

Monthly net income: $ 10000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 200
??Car expenses: $ 678
??Utilities: $ 100
??Phone, cable, internet: $ 230
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$197.94

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,942	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	green-revenue-friend	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debit & lower interest
Purpose of loan: This loan will be used to consolidate all my credit cards. I am working on building my credit. However paying high interest rates is not what I consider smart. I am having issues with the credit card companies raising interest rates in the last year and saying I can refuse, but they will close the account, I need them to remain open so I can build credit.

My financial situation: My wife Deanna and I bring in a good monthly net income of $4686. We are not in any financial binds; we are just working on building for the future and paying a lower interest rate is important to us.I did have a bankruptcy discharge on October 31, 2005, and have had solid credit since. We purchased our first 3 bedroom home in February 2008, which to this date has been the best decision I ever made with my credit. We have been married now since July 14, 2007. I appreciate your consideration for a bid and wish you the best for the holidays and a Happy New Year in 2010.

Monthly net income: $ 4686.00

Monthly expenses: $
??Mortgage: $ 930.00
??Insurance (2 auto): $ 200
??Car expenses (2 auto): $ 500
??Utilities (electric, water, garbage): $ 190
? Mobile, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards / other loans: $ 200 / 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$376.75

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,635	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	covekid	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kove Cattle Company Inventory
Purpose of loan:
This loan will be used to? purchase additional inventory?for my Purebred Hereford Cattle operation

My financial situation:
I am a good candidate for this loan because? we are always selling breeding stock monthly to repay the loan

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 250
??Car expenses: $ 250????
??Utilities: $ 150
??Phone, cable, internet: $ 75????
??Food, entertainment: $ 120
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$327.58

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	22y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,679	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sweet-commerce7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan - Daughters Wedding
Purpose of loan:
This loan will be used to? give my daughter a wedding. She is my only child and?I eloped with her father many years ago. It is my dream to give her a special day neither of us will forget. She deserves this and so much more !!?

My financial situation:
I am a good candidate for this loan because? I am a very hard worker. I pay off all debt, I work?7 days a week uasually taking a weekend off every 2 months. I am determined to fiance this wedding alone and have it?repaid within18 months. ?Every February I receive a sizeable tax refund for paying in excess throughout the year. I plan to put my 2009 refund complete towards paying this loan back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1990	Debt/Income ratio:	9%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$2,603	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	flexible-transaction5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REPAIRING OUR FAMILY CAR
Purpose of loan:
This loan will be used to? TO REPAIR ENGINE OF FAMILY CAR

My financial situation:
I am a good candidate for this loan because? I HAVE NO OTHER DEBT

Monthly net income: $ MILITARY RETIREMENT 16000 ANNUALLY 30,000 TIME WARNER ANNUALLY
Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 66
??Car expenses: $ 0
??Utilities: $ 285
??Phone, cable, internet: $ 35
??Food, entertainment: $?200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$153.11

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,513	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	penny-healer	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen, Bath, and Living Area
This Christmas season I would like to remodel the kitchen, bathroom, and living area of my parents house. The rooms are in long need of cosmetic work after fourteen years of my parents owning their house. I intend on stripping and replacing the walls of all paint and ceiling trims, pulling up and replacing of floor tiles and rugs, removing and replacing old and non-working small appliances, doing away with old draperies and blinds to bring in a more modern style of blind, and replacing all kitchen chairs with handmade wooden chairs made by myself. I am currently a private landscaper and skilled worker for several households in my local area. I currently make a guaranteed minimum of $40,000 per year through the services I provide year round; whether it be indoor carpentry or electric, or outdoor work including mowing, snow removal, gutter cleaning, and cosmetic lawn services, my personal business provides for my area. I am paid bi-weekly by each of the private homeowners who utilize my services.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$219.89

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2000	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,953	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peace-scout	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of lines of credit
Purpose of loan:
This loan will be used to?
To pay off my line of credit and a portion of my Credit Card
My financial situation:
I am a good candidate for this loan because?
I have an extensive credit history, I recently paid off some personal loans from school, and right now I want to combine two payments into one monthly payment
Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $50
??Utilities: $ 40
??Phone, cable, internet: $0.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$360.84

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1990	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	11y 8m
Amount delinquent:	$17,598	Revolving credit balance:	$355	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sbuijck	Borrower's state:	Michigan	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (Mar-2007)
Principal balance:	$268.22	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Debt cinsolidation
I am trying to consolidate Credit cards and a small loan that I have. I would like to get a lower monthly payment even though I know through the term of the loan I will actually pay more. My Ex-wife has and still is damaging my credit since the house we bought when we were married still has my name on it and she acnnot make a payment on time. I have tried to get my name off the loan but cannot. I have since purchased a house at a very high interest rate because of this. So i would like to try and reduce my monthly bills to accomodate for this. I am always on time with my Credit cards and house payment and auto loan and would just like the oppurtunity to have a little more IN-Pocket money. I did have to walk away from my house and have a foreclosure on my credit and other medical bills but i can promise as my past 3 year history shows i will pay this loan on-time and every month without fail. even with all i have gone through i have never failed to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1999	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	5y 7m
Amount delinquent:	$171	Revolving credit balance:	$340	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	receptive-gold	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my car
Purpose of loan:
This loan will be used to? fix my car, which it's in relatively good condition but needs some serious maintenance and service repairs in order to keep running. The parts and labor are very expensive but I am not in the position to buy a new car at this moment.

My financial situation:
I am a good candidate for this loan because? I just got a raise at work (even in the current economic condition); however, since I need the lump sum the raise doesn't help me because I need the money right away for the car.? The raise however, would allow me to make prompt payments on a loan and I can secure it by having it directly withdrawn from my account.? I am currently partially supporting my mother who's disabled and have managed to keep my accounts current, while paying more than the minimum payment.? This small loan will help me not only continue to build my credit but also fix the main problems with my car at once instead of having to spend a few dollars here and there without really addressing the problem.

Monthly net income: $ 4,600

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 170
??Car expenses: $ 325?
??Utilities: $ 100
??Phone, cable, internet: $ 0 included in rent
??Food, entertainment: $ 150?
??Clothing, household expenses $?100
??Credit cards and other loans: $ 200
??Other expenses: $ 100 Gasoline
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1982	Debt/Income ratio:	35%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$57,415	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	intrepid-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills
Purpose of loan:
This loan will be used to??pay a hospital bill not covered by our insurance?

My financial situation:
I am a good candidate for this loan because? I have a long credit history of always paying bills on time because I honor my obligations.? You can be positive that my payments will be prompt.

Monthly net income: $ 2621

Monthly expenses: $ 2185
??Housing: $?325 (other half paid by husband)
??Insurance: $?80 (other half paid by husband)
??Car expenses: $ 80
??Utilities: $?paid by husband
??Phone, cable, internet: $ 50 (balance of $100 paid by husband)
??Food, entertainment: $?200 (balance paid by husband)
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$1,014.60

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1995	Debt/Income ratio:	50%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,845	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	natural-finance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off line of credit
Purpose of loan:
This loan will be used to?
to pay off a high interest line of credit
My financial situation:
I am a good candidate for this loan because?
I have a nice checking and savings account, good credit and always pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1997	Debt/Income ratio:	33%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	18y 11m
Amount delinquent:	$6,571	Revolving credit balance:	$2,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	verdell	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$2,045.46	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? consolidate remaining credit cards and clean up our debt for good.

My financial situation:
I am a good candidate for this loan because??I have already attempted negotiations?with the credit card companies and hope to clean up the remainder?. I have been with my current employer for 18 years and plan to continue with them.

Monthly net income: $ 3600

Monthly expenses: $ 2250
??Housing: $ 900
??Insurance: $?125
??Car expenses: $ 120
??Utilities: $ 120
??Phone, cable, internet: $?165
??Food, entertainment: $?400
??Clothing, household expenses $?100
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1994	Debt/Income ratio:	10%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	8y 1m
Amount delinquent:	$4,716	Revolving credit balance:	$179	Occupation:	Administrative Assi...
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-delectable-dollar	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay my last semester of college. I will be graduating in spring 2010 with double major in education and hope to find a stable job to serve the society.?
My financial situation:
So far I have been able to raise the funds with my personal income besides raising 2 kids as single mom. This is my last semester and will have to do mandatory 12 credits of student teaching which will reduce my work hours. This means less money to take home. I would like to repay this loan in 2 years may be sonner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1987	Debt/Income ratio:	35%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$48,345	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dime-beaker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? Pay off credit card debt.? Over the last year I have taken a 45% cut in pay.? I adopted my son 3 1/2 years ago adding daycare costs and higher living expenses.? With a 45% cut in pay I am unable to make my monthly bills.? I have tried to re-finance my house and my house has decreased in value over the last year.? I have already cashed out an annuity to pay for my mortgage.? I will only be able to make my mortage payment until September 2010.? I am currently looking for another job to try and make up that 45% cut in pay, but have not been successful.?

My financial situation:
I am a good candidate for this loan because? I am responsible and will pay off this loan.? I will close the credit card accounts with this loan.? I am a single parent and my sons care is a major priority for me.? I believe my credit score indicates that I am a low risk for a lender.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1986	Debt/Income ratio:	58%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,550	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cherio	Borrower's state:	Minnesota	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	41 ( 82% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	9 ( 18% )	660-679 (Jan-2008) 600-619 (Nov-2007) 640-659 (May-2007) (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
medical bills
Purpose of loan:

?I would like to consolidate all of my medical bills and credit cards into one monthly payment.?

My financial situation:
I have a steady monthly income from my Teacher's Retirement Disability Account and I also receive Social Security Disability Benefits.?

Monthly net income: $3600.

Monthly expenses: $
??Housing: $ My husband pays for?our living expenses with his income.
? Insurance: $ .
??Car expenses: $.
??Utilities: $0.
??Phone, cable, internet:?100..
??Food, entertainment: $ 100.
??Clothing, household expenses $?100.
??Credit cards and other loans: $?600..
??Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1985	Debt/Income ratio:	20%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	59	Length of status:	24y 4m
Amount delinquent:	$141	Revolving credit balance:	$10,594	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coach64	Borrower's state:	Texas	Borrower's group:	Public School Teachers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	620-639 (Oct-2009) 600-619 (May-2008) 600-619 (Jun-2006) 600-619 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying medical bills
Purpose of loan:
Please help!? I am going to try this again and I hope that someone out there will?want to wisely invest their money.?This loan will be used to pay medical bills from an unexpected surgery for my husband who does not have insurance. Our 11 month old?son had?heart surgery to close a ventricular septal defect on January 14, 2009.?My children and I do have insurance that paid for most of my son's surgery and we finished paying off the rest of?his surgery recently. Then after the traumatic event of heart surgery for our child, in April of 2009 my husband began having vision loss in his right eye.? My husband had surgery on May 26, 2009 to remove a?benign pituitary adenoma?tumor. He is?doing very well except for the vision loss in his right eye, which is permanent.? He returned to work full time in July of 2009. My husband did not have insurance. Without insurance my husband was forced to cash in his retirement to make a down payment?so?he could have?surgery.?He did not have alot of retirement (just some cattle that were sold so we could access the cash to pay up front so he could have his surgery).I found Prosper?3-4 years ago when I was trying to catch up on past due balances after having helped my son pay for college.? Prosper was the answer to many prayers!??I know that individuals can understand the unexpected circumstances of life and understand that people?have feelings and they are not just a credit score.? One of the many things?my family and I have learned through our trials is that?people in general are so good and many of them have such a generous spirit and a willingness to help.?I have already repaid one?Prosper loan and worked hard to pay off many debts the past two?years.? I would not ask for your help if I hadn't already made sure I could?make the payment on this loan.? I have paid the delinquincies on my credit report.? If you give me a chance for a loan you will not be disappointed and you will make some good money.

My financial situation:
I am a good candidate for this loan because? I am a good, Christian person.? I have already had?a loan with Prosper that?was paid in full.? I am not afraid to work.?I have worked numerous extra jobs in the summer to supplement my teacher income.? ?I have finished my first real estate course and hope to?take my salesman test by May. I?have taught school and coached at the same place for 24 years and moved only 3 times in 45 years.? I am very dependable.? Thanks for considering me as an investment for your money.

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 0 part of husbands' salary
??Insurance: $ 400
??Car expenses: $ 495
??Utilities: $ 250
??Phone, cable, internet: $ 350
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?500
??Other expenses: $ 250 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1987	Debt/Income ratio:	91%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$67,061	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enriching-credit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	61%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,034	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	iambrown	Borrower's state:	NorthCarolina	Borrower's group:	EMS, FIRE, POLICE, MILITARY
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 620-639 (Dec-2007) 620-639 (Oct-2006) 640-659 (Sep-2006)
Principal balance:	$2,267.53	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards. Banks keep increasing rates and charging new fees. Ready to pay them off and move on.

My financial situation:
I am a good candidate for this loan because? I have no late payments. My employment situation is stable. Plan on buying dream house in a couple of years and would not want anything to get in the way. I'd rather pay a fixed rate back on what i owe then to pay the bank ever increasing fees and interest rates.
I have additional income from real estate that cannot be documented by a w-2. However, my history shows all payments are made on time. this will continue to be the case, thank you.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $?833
??Insurance: $ 200
??Car expenses: $ 365
??Utilities: $ 180
??Phone, cable, internet: $ 115
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 900
??Other expenses: $ 1900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$106.12

Auction yield range:	11.29% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$696	Occupation:	Investor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enthusiast758	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up Capital
Purpose of loan:
This loan will be?used to?add capital to a new business. ?This is a good investment for you because I have over a decade of experience in finance and financial products. I have never defaulted on an installment loan.

My financial situation:
I am a good candidate for this loan because?I have over a year experience tranding on the NYMEX futures market as well as experience in the commodity currency exchange. I am currently the CEO and Senior Managing Partner of a closed fund LLP. I am in need of? capital to begin a new fund within Crude Oil and commodities market. Verification of fund growth and assets upon serious inquiries only.?
I am also a?good candidate because I?started a new business and grew it from a very small investment (amongst a group of very brave initial investors). This loan will be paid back and is a good investment for the interest rate quoted.??

Monthly net income: $ 5,700

Monthly expenses: $ 1806
??Housing: $ 610
??Insurance: $?68????
??Car expenses: $ 398
??Utilities: $ 80
??Phone, cable, internet: $ 145
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $?255
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$608.76

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	54%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$36,850	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-golden-loyalty	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation and Working Capital
Purpose of loan: This loan will be used to consolidate some bills before our baby arrives in April 2010 and the remainder will be used as working capital for my husband?s new investment advisory business.

My financial situation: Is very stable. I have been working for the same orthopedic surgeon group for the last 7 years and have recently been promoted to an office supervisory position.? My husband has been doing investment research for an investment advisory firm for the past 10 years and has decided that it?s time to venture out on his own by starting his own company.? We own our own home.? In fact it is the same home my husband grew up in which he bought from his mother when his father passed away a few years ago.I am a good candidate for this loan because: I am a very responsible person.? I'm very diligent with my finances and make sure that I pay all of my bills on time.? My husband and I plan on paying this loan off as soon as possible and definitely plan on paying it forward by beginning to loan money on Prosper as well.

Monthly net income: $ 10,400

Monthly expenses: around $3,000
? Mortgage: $715.00
? Taxes: $220.00
? Insurance: $75.00
??Car expenses: $320.00
??Utilities: $200.00
??Phone, cable, internet: $150.00
??Food, entertainment: $400.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$263.68

Auction yield range:	8.29% - 15.00%	Estimated loss impact:	8.34%
Lender servicing fee:	1.00%	Estimated return:	6.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2003	Debt/Income ratio:	7%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$538	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	impeccable-leverage7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BallWalkPark
Purpose of loan:
as a security cushion as I transition from my full time job to starting my own dog walking business. I also have a part time job at a restaurant which I will continue to use a main source of income. Prior to my executive assistant job I only worked in the restaurant (same hours as I will continue to do) and was able to support my lifestyle financially. This loan will be used for some small start up costs (25%) and the rest put in savings just to have the security to pay rent if needed while getting the dog walking business off the ground. I already have it set up and have several clients, but have not been able to put 100% into it with my current day job.

My financial situation:
I am financially responsible. I had to get myself out of financial trouble my dad left me with towards the end of college, but once I had a stable income I put my mind to paying off my credit cards and did that fully in under 9 months. I have not carried a balance on any of my credit cards since then. I have always paid bills on time. I am not seeking this loan to pay for current debts, but to give me the security to make the leap into a new career direction. Based on my industry research, meeting with others in the industry, and current clients, I am confident that I will be financially stable within six months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2002	Debt/Income ratio:	17%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,327	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-competent-commitment	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New car for a soldier
Purpose of loan:
Purchase a used car to get me from home to college and work.

My financial situation:
I am a good candidate for this loan because I always pay my debts on time

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 150
??Insurance: $ 45
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 369129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1992	Debt/Income ratio:	54%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	42 / 39	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	130	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$56,419	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	robmman13	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to? Pay off debt acquired from updates to my house

My financial situation:
I am a good candidate for this loan because? My financial situation is good, I am testing out how well this will work.

Monthly net income: $
4300
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $?354
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $?350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,528	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lizzibeth	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-699 (Jul-2009) 620-639 (Apr-2008)
Principal balance:	$872.85	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
ReFi Prosper loan for lower rate
Purpose of loan:
This loan will be used refinance an existing Prosper loan.? Since I got the loan, I've graduated from law school and?have gotten a job with a take-home of about $3,000 per month.? I'm hoping that in light of this, I can get a lower interest rate.

My financial situation:
I am a good candidate for this loan because I've never missed a payment.? I've been living on a budget since college, and am currently making the monthly payments for a higher interest rates. I can continue to make them, but my husband and I would be more comfortable with a small monthly payment (wouldn't everyone?).

Other bills/expenses:
- Car (insurance and gas): $200
- Housing (including utilities): $1300
- Debt (credit card, student loans): $600
- Food: $300

All other expenses can be cut if they need to be to pay down debt.

I'm starting this high, because my credit score isn't great, but even if funded at this interest rate, my monthly payment would be lower because the loan is for a less amount.? I'm hoping that the bidding will go down, but even if it doesn't, it will still result in a lower montly payment, which I can handle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	26.22%	Starting borrower rate/APR:	27.22% / 29.56%	Starting monthly payment:	$736.98

Auction yield range:	8.29% - 26.22%	Estimated loss impact:	6.83%
Lender servicing fee:	1.00%	Estimated return:	19.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1970	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,005	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	appetizing-velocity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for peak business period
Purpose of loan:
This loan will be used to? I am entering into my busy time the next 3 months and as my business has grown over 9% this past year I need the money to accomodate my growing customer base. I anticipate doing business of $150,000 in the next three months. I literally started this business 5 years ago at 0. It is now doing $80,000(net). This loan will allow me to grow my customer base at a much faster pace during my busiest time of the year.

My financial situation:
I am a good candidate for this loan because?Having been in business now for over 5 years I know how critical it is to be timely with paying off debts. I have no? loans or leans against the business. I have always paid bills in a timely manner, as noted in my credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1999	Debt/Income ratio:	53%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,588	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	principal-motion	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of Revolving Debt
Purpose of loan:
My purpose for the proceeds of this loan is to get out of revolving debt and stop litarally giving money to the credit card companies. In three years, with the assistance of this loan, I will be debt free with the exception of my home. I?hope at that time?to join the investors on this site to perpetuate the assistance given to those of us who are just a helping hand away from controling our financial future and not having debt payments controlling us. I thank you as the investor on this loan for giving me the chance to gain back the controll of what I do with my money!

My financial situation:
I am a good candidate for this loan because I understand how important my obligations are. I do not miss payments on any bills and I am not behind on any debts. This new loan will save me about $50 a month (pending rate) but allow me to get rid of the debt in three years. I got into this debt about 2 years ago when I was let go from my car sales job due to the business slowing down. The bills kept coming in and I had no income. Even during that time I made sure to make all payments ontime but the money had to come from my credit cards. I feel this is an opportunity for the investor/investors on this loan to make great returns with surety that payments will be made as the history on my credit report shows. ?

Monthly net income: $ 2400 salary with an average fo $200-700 incentive pay
????????????????????????????????? ( a note to I feel should be considered when looking at the below expenses:??my wife brings home $2800 after tax to help with the expenses)
Monthly expenses: $
??Housing: $ 1667?(taxes and insurance included)???
??Insurance: $ 115 (auto insurance)
??Car expenses: $ 510 (2 cars)
??Utilities: $ 200
??Phone, cable, internet: $ 75
??Food, entertainment: $?200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 900
??Other expenses: $ ---
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,787	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Sdesai83	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to Pay off?my Credit?Cards.?

My financial situation:
I am a good candidate for this loan because I guarantee I will pay this loan off...The calculated monthly payment is the exact same as the payments I am ALREADY making..Except instead of all of the payment being?eaten up by interest, it will go to the principal of the debt so I can become Debt Free a?lot faster!? I would also like to mention?I would rather give?the interest payments to Prosper Investors than to my Credit Card companies that have raised my?APR for NO REASON except for the fact they made bad investment decisions and took billions in bailout money and yet are still screwing their customers.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 70
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1983	Debt/Income ratio:	5%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	24y 5m
Amount delinquent:	$48	Revolving credit balance:	$53,804	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	durable-power7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
marriage
Purpose of loan:
This loan will be used to pay for my wedding.
My financial situation:
I am a good candidate for this loan because I have good income and always pay my bills on time.

Monthly net income: $14000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,705	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	immaculate-gold6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement & Consolidating
Purpose of loan:
This loan will be used to? Consolidate debt and add new carpeting and furniture to my home.

My financial situation:
I am a good candidate for this loan because?
I am civil service employee with good pay(and work overtime), single, no children, and a low mortgage payment
Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 790
??Insurance: $ 80
??Car expenses: $ 60
??Utilities: $300
??Phone, cable, internet: $ 24
??Food, entertainment: $400??????Clothing, household expenses $ 50
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1992	Debt/Income ratio:	11%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,101	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	ore-adventure	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Loan Needed
Purpose of loan:
This loan will be used to pay our monthly bills due in December.? My husband works on a commission basis and has commissions due which will be paid at the end of the month.? His commissions were delayed because the money used for the sale was not delivered to the company paying him his commissions on time.? We need the money short term to cover our obligations and will pay it back within 30 days.

My financial situation:
I am a good candidate for this loan because I have the money already on the way to repay it.? I just need to cover my expenses so that nothing is late.

Monthly net income: $ 2400 + $4000 in commissions receivable

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 450
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	26%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	6y 9m
Amount delinquent:	$14,571	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Leighv90	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby Loan
Purpose of loan:
This loan will be used to pay for fertility medication and procedures.

My financial situation:
I am a good candidate for this loan because we are currently have the extra income to pay the loan payment and extra.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 631
??Insurance: $?150
??Car expenses: $?525
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 25.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	11.29% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1985	Debt/Income ratio:	30%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	29 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	69	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$93,114	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-harmonious-transparency	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Banks don't deserve my interest!
I have been in the debt elimination process for a little under a year and rates that had started at 0% have recently seen jumps as high as 29.9 (thanks citi) so I feel it's time to move my debt to one loan that benefits other people vs the big banks that don't care about what I have accomplished. I'm a great candidate for this loan because I'm retired and my income will never go down, in addition I have much equity in my house and many retirement accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,960	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	deal-structure0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay-off relatively-small credit card debt. My wife and I recently got married and had several move-in expenses. We have no problem paying it off, but we would rather have a better-structured term loan as opposed to revolving credit lines (credit cards).

My financial situation:
I am a good candidate for this loan because we are doing very well together, have minimal expenses, solid, sustainable income (average gross monthly income of over $5,400), and little debt payments. In addition to steady cash flow, we have considerable liquid assets (cash, stocks, bonds) well in excess of any debt, which make our relatively-small debt easily manageable. We are tremendously focused and responsible people and wouldn't dream of missing any payment for any reason. If you would have any questions, please let me know.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1984	Debt/Income ratio:	7%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	9y 10m
Amount delinquent:	$2,593	Revolving credit balance:	$780	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blessed4sure	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-559 (Jan-2008)
Principal balance:	$1,510.79	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
2nd Loan_Auto Repair
Purpose of loan:
To pay off current balance on Prosper loan, hopefully at a lower interest rate, and the rest would be used to fix my car.
My financial situation:
My financial situation is very good.? I have kept all my financial obligations current, including my prosper loan.? I have worked very hard the past two years to keep my credit in good standing.? I would like to lower my interest rate on my current Prosper loan and the rest would be used to have work on my car done.? It is a 2000 Daweoo (paid off), and needs a major tune-up, battery, tires, and possibly some engine work.? It is currently not running so this is top priority for me.?

I will continue to make my monthly payments like I have with my current loan.? The Prosper community gave me a chance when no one else would so I would like to continue this postive relationship with investors.?

Monthly net income: $ 2100.00

Monthly expenses: $ 1500.00
??Housing: $ 800.00 (
??Insurance: $?50 (car)
??Car expenses: $?100.00
??Utilities: $??100.00
??Phone, cable, internet: $?75
??Food, entertainment: $?300 (food, toiletries)
??Clothing, household expenses $??
??Credit cards and other loans: $?150.00
As you can see I have plenty left after my bills to pay back this loan.? Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.86%	Starting borrower rate/APR:	31.86% / 34.27%	Starting monthly payment:	$173.91

Auction yield range:	14.29% - 30.86%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2000	Debt/Income ratio:	28%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,118	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	witty-nickel7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
machine
Purpose of loan: fire wood machine
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i pay my bills and have worked very hard to get to this point in my life

Monthly net income: $ 6,800

Monthly expenses
??Housing: $ 550
??Insurance: $ 200
??Car expenses: $ 523
??Utilities: $ 0
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1995	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	shanny10	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OF IRS LIEN
Purpose of loan:
This loan will be used to??

????I need a loan to pay off a back tax penalty of 7,500 to the IRS. The IRS recently audited me for 2006? and? indicated that the mileage used to write off expenses was?for personal use and and not business.?I learned a valuable lesson in not retaining a log but did not think that was necessary. Please help me as I do not want to be under there pay structure for it seems like it will take forever to pay them off with?their?daily penalty fees.

My financial situation:I am a good candidate for this loan because??
????Although it may seem that I only have one year of employment, I have been employed for the last 5 years and finally was able to find a career that matched my education and therefore made the transition from corporate america to an educational counselor. I ?have a low debt to income ratio because my rent?is 550 due to our owner being a family member

Monthly net income: $

2300

Monthly expenses: $
??Housing: $?550
??Insurance: $ 110
??Car expenses: $ 515
??Utilities: $ 125
??Phone, cable, internet: $ 70
??Food, entertainment: $ 250....I live next door to my mom and we split the bill
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$435.58

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1995	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,205	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	Derrick1954	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my off credit cards
Purpose of loan:
This loan will be used to?pay off credit card balances.

My financial situation:
I am a good candidate for this loan because?I am a responsible person.

Monthly net income: $4,260.00

Monthly expenses: $3,936.00
??Housing: $2,036.00
??Insurance: $150.00
??Car expenses: $750.00
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $400.00
??Clothing, household expenses $
??Credit cards and other loans: $500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1985	Debt/Income ratio:	11%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$26,543	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ognom	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$1,633.99	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay Property Tax
Purpose of loan: Pay property tax
This loan will be used to?Pay off my overdue property tax

My financial situation:A couple unexpected bills have caused me to need some temporary help.
I am a good candidate for this loan because? I feel I am a low risk. I have an excellent history with Prosper.

Monthly net income: $ 7200

Monthly expenses: $ 3000
??Housing: $900
??Insurance: $120
??Car expenses: $350
??Utilities: $300
??Phone, cable, internet: $300
??Food, entertainment: $500
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	25 / 25	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	56	Length of status:	14y 7m
Amount delinquent:	$523	Revolving credit balance:	$145,559	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-authentic-point	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Successful Client
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2003	Debt/Income ratio:	59%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,668	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rocky992	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help Me Out
Purpose of loan:
This loan will be used to consolidate credit card debt. Consolidation will be easier than trying to juggle multiple payments.

My financial situation:
I am a good candidate for this loan because I have maintained an excellent credit score even with the large amount of debt that I have accumulated.
Please help me. I will then become a lender here on the site after all my debt is paid off. People helping people is good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$128,875	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mulletfrog	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down higher interest debt!
Purpose of loan:
Going to pay down short term higher rate debt from a home renovation project. I have 5 homes and major lenders will not allow more than 4 mortgage now. This money will be will be used to say goodbye to the banks that hold my debt. My project is complete and I own my 5th home outright. It is a rental and the tenate moved in November 1st.

My financial situation:
I am a good candidate for this loan because I am well paid with a job that I have had for over 12 years and I have rental income from that subsidizes my income. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$600.35

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1990	Debt/Income ratio:	49%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,264	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thrilling-benefit7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card and LOC
Purpose of loan:
This loan will be used to pay off high interest credit card and line of credit from Bank of America.

My financial situation:
I am a good candidate for this loan because I have a stable income and I pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	85%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,601	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	youthful-benjamins2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to take some on-line classes
Purpose of loan:
Loan will be used to fund on-line classes for a CDA Certificate in Child Development Training
My financial situation:
I am a good candidate for this loan because I have over 15 years in the child care business.? I have a bachelor's degree in social work and a master's degree in educational leadership.? I only need the loan to help fund the on-line classes for the?CDA certificate? We are currently living below our means and are able to pay our bills in a timely manner.?

Monthly net income: $ 4166

Monthly expenses: $
??Housing: $ 934
??Insurance: $ 59.
??Car expenses: $ 558
??Utilities: $?228
??Phone, cable, internet: $?180
??Food, entertainment: $?250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 980
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	8.29% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	20 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	62	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$35,570	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	compassion-lava	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Development Fund
Purpose of loan:
This loan will be used to? fund mailers, buy leads, and provide general marketing, sales, and business development.

My financial situation:
I am a good candidate for this loan because? I have excellent credit and significant assets (some real estate), and have never defaulted on a loan.
In my lifetime, I have?paid off over $ 2M in installment debt, with a nearly perfect payment record.? ?I have 25 years work experience,?and hold?a graduate degree.
I have access to funds, but would prefer a better rate/terms than what institutions currently offer.??? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	10%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,633	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	5
Screen name:	reliable-gain	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest credit cards
Purpose of loan:
This loan will be used to pay down a few high interest credit card bills I have had piling up around the holidays. I hope to close out the high interest, low limit accounts that are nothing more than a drain on my credit score

My financial situation:
I am a professional derivatives trader with stable income and great job security. I work on the floor of the CBOE for a reputable market making firm (You may glimpse me on Bloomberg or Dr J's Option Report for the CBOE TV website!)

Monthly net income: $ 4,700 after taxes, deductions and 401k contributions. This is my base salary ($75,000), without bonus (Paid twice yearly, coming up in January. It is common for winter bonus to be greater than or equal to yearly salary.)

Monthly expenses: $ 2,925
??Housing: $ 1000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1000
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 425
??Other expenses: $ ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	32%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	9y 6m
Amount delinquent:	$1,211	Revolving credit balance:	$20,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	student757	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$3,130.55	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
consolidating, 1st loan never late
Purpose of loan:
This loan will be used to? consolidate a few of my bills that i have gotten behind on...

My financial situation:
I am a good candidate for this loan because?i have a prosper loan that his been paid promptly for over a year now, and i also have another source of income in the house besides my own...i am a?father of two that is trying to back on track as you can see by my payments from my first prosper loan, i just need a little help...?

Monthly net income: $ 4333....52000 a year with out bonuses, plus another household income

Monthly expenses: $ roughly 2350
??Housing: $ 800
??Insurance: $ work
??Car expenses: $ work
??Utilities: $ work
??Phone, cable, internet: $ work
??Food, entertainment: $ 250
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.21%	Starting borrower rate/APR:	14.21% / 16.37%	Starting monthly payment:	$75.42

Auction yield range:	4.29% - 13.21%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2003	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,467	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	renewal1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.? I am frustrated that my interest rates keep going up even though I demonstrate?how to?be a responsible user of credit by paying on time.? In addition, I do not like the fact that I am being penalized for adhering to the?contract set forth by the?credit card companies, while reaching deeper into my pockets to pay for their risky business practices.

My?financial situation:
I am a good candidate for this loan because?I have been responsible with credit ever since I was 18.? I would like the opportunity to pay down my credit card debt at a lower, fixed rate and will never fall into the "credit card debt hole."
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$193.60

Auction yield range:	3.29% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1990	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$51,367	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	microfunder	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card companies raising rates
While I have excellent credit- the credit card companies are raising my rates anyway- typically due to technicalities- slightly late payments, etc. What they are trying to get away with is ridiculous and will come back to haunt them in the long run in my opinion. I like the Prosper concept- it allows average lenders to get far better rates than they could in a bank savings account and borrowers better rates as well. I have been a prosper lender and am trying to see how the borrower side of the process works as well. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	21	Length of status:	6y 9m
Amount delinquent:	$131	Revolving credit balance:	$559	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	IndustryEd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used for the expansion of our business.? We have taught automotive mechanic skills & fabrication as CIE?for several years, while doing small fabrication projects and hot rod builds on the side.? Those side projects have now become the bulk of our business, prompting us to start a new entity called CalFabz.? We still do the training as well, and recently upgraded to a 5000 sf facility that can house both businesses.? The money from this loan will assist?with the purchase of a CNC mill. In turn this?will free up funds for us to?complete?our project vehicle?to use for advertising and at events?to showcase our quality of work.?

My financial situation:
I am a good candidate for this loan because my business is well established with work lined up.? We have an excellent reputation.? In addition to CIE & CalFabz I have income from rentals & from my full time position as a safety director at a large construction company.? Making payments will not be a problem, we just need help with this last large sum of money to really take our company to the next level.

Monthly net income: $ 11,500 (expected to increase by $3800 per month minimum once CNC mill is purchased)

Monthly expenses: $?7900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$229.02

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1963	Debt/Income ratio:	36%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Retired
Now delinquent:	10	Total credit lines:	36	Length of status:	17y 0m
Amount delinquent:	$51,141	Revolving credit balance:	$118	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	38	Homeownership:	No
Inquiries last 6m:	6
Screen name:	deal-panda5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Taxes
Purpose of loan:
This loan will be used to?
pay property taxes.
My financial situation:
I am a good candidate for this loan because?
my poperty is important to me and my family so I need to do what it takes to keep it.
Monthly net income: $
3,000
Monthly expenses: $
??Housing: $ 695.00????
??Insurance: $ 250.00
??Car expenses: $???
??Utilities: $ 540.00
??Phone, cable, internet: $?50.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1025.80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.20%	Starting borrower rate/APR:	29.20% / 31.57%	Starting monthly payment:	$84.03

Auction yield range:	11.29% - 28.20%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	11%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	30	Length of status:	1y 10m
Amount delinquent:	$21,687	Revolving credit balance:	$678	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	balance-faire	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EOC BUSINESS LAON
Purpose of loan:
This loan will be used to? EXPAND A CURRENT BUSINESS

My financial situation:
I am a good candidate for this loan because? I HAVE POSITIVE CASH FLOW & WILL BE ABLE TO PAY OFF LOAN.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	11%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payout-jamboree	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting caught up from christmas
Purpose of loan:
This loan will be used to? get caught up from caring for an elderly parent, 3 children, slow economy, and Christmas shopping this year.?

My financial situation:
I am a good candidate for this loan because? I have a steady dependable income and very low monthly bills.?

Monthly net income: $ household-3,200-3,400, myself-1,208

Monthly expenses: $ groceries, 450-650, cell phone-50, utilities, (phone, electric, dish) 250, no credit card debt.
??Housing: $ 185, 2nd home improvement mortgage, our first mortgage is paid off.
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	38	Length of status:	1y 3m
Amount delinquent:	$15,616	Revolving credit balance:	$6,015	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying some credit cards
Purpose of loan:
This loan will be used to?
pay some high interest credit cards
My financial situation:
I am a good candidate for this loan because?
i need this to get some credit cards paid
Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 335
??Insurance: $ 65
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 15.90%	Starting monthly payment:	$33.35

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,819	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thankful-hope7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
deposits needed
Purpose of loan:
This loan will be used to make a deposit to bring my books current for year end. I get paid once a month and currently do not have the funds available.
My financial situation:
I am a good candidate for this loan because I will pay back the loan soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1999	Debt/Income ratio:	31%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$224	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durable-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need some extra cash
Purpose of loan:
??????????????? This loan will be used to??I'm relisting?for a lesser amount?still with?hopes to create some extra cash flow for the holidays.
My financial situation:
I am a good candidate for this loan because???I am a responsible full-time employed mother of two children and have been married for 13 years. I am the type of person who strives to do her best in her marriage, for her children, for herself, as an employee?and to others in general. I have been a dedicated employee as an Administrative Assistant/Office Manager for 8 years now and have known the importance of deadlines and accounts payable.? With that being said, my husband and I put our income together to meet our financial obligations. In the past year, we have had very tight monthly expenses and basically live paycheck to paycheck. Because?of lower credit?scores, we have not felt?that we could go to a?bank?for help right now and as a result, we are asking the people of?Prosper for?assistance. We have?sought help with quick relief from some other?higher interest lenders including some payday cash?advances. These payday loans are hard to overcome?in replacing?our?income and?if funded, this loan would help free us?from them. We do not spend frivolously nor do I have high balances on credit cards and honestly, want to stay away from that.? As parents, we are so blessed to have our 2 wonderful boys, ages 9 and 4, to raise and our efforts are spent in trying to provide a good life for them. I am serious in the pursuit of paying off?my personal?loans?with the goal of raising my credit score and additionally creating more cash allowance within our budget. This is the 3rd time I have listed seeking help from Prosper. Your bid would be VERY MUCH appreciated! Thanks for listening and for your assistance.

Monthly net income: $ 1200.00

Monthly expenses: $???
Housing: $ 1580 (this comes?mostly from my husband's income)??
Insurance: $ 137.00???
Car expenses: $ 0-?cars are paid off??
Utilities: $ 250.00??
Phone, cable, internet: $ 80.00??
Food, entertainment: $ 200.00 (This is mostly groceries. We don't do alot of entertainment spending because?of?other?monthly obligations.)??
Clothing, household expenses $ 25.00??
Credit cards and other loans: $ 1000.00 (?This includes?some of the payday cash loans?as well as some loans in my husband's name.)??
Other expenses: $ 520.00 ( Daycare costs for my children.)???????????????????????????
???????????????????????? $100.00? (gas - my husband's job requires more travel expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.69%	Starting monthly payment:	$35.16

Auction yield range:	8.29% - 15.00%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	8.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2000	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,429	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	steady-truth5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to pay off 3 credit cards, so that I can stop paying money and start saving it.

My financial situation:
I currently don't have a problem paying my bills on time, I'm just having trouble knocking them down. With interest rates up to almost 20%, it's very difficult for me to get my total balance down to a reasonable level. I'm currently employed full time at a stable (knock on wood!) job, making websites. I also do freelance work for a little extra cash. Once my debt is reasonable, I plan to open a small business.

I currently owe close to $17,000, and this loan will help me pay off my higher interest debts.

Broken down, here are my current debts:
$11,384.64 @ 10.629%
$957.63 @ 14.990%
$4,494.31 @ 19.74% (This is where the prosper loan will go)

Monthly net income: $2,800

Monthly expenses: $2,670
??Housing: $375
??Insurance: $150
??Car expenses: $310
??Utilities: $20
??Phone, cable, internet: $15
??Food, entertainment: $700
??Clothing, household expenses $200
??Credit cards and other loans: $800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$686.94

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	46%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,823	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delgadom	Borrower's state:	Mississippi	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	780-799 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	800-819 (Sep-2008) 820-839 (Dec-2007) 760-779 (Apr-2007)
Principal balance:	$965.98	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Buying a new car
Purpose of loan:
This loan will be used to help my fiancee buy a car. She has $5000 that?she is going to put down on a?used Honda Insight.? (And yes the car will be put in?both our?names) The cost will be approx.?$25000. I had a auction which i removed becasue I just found out my feancee's parents gave us $2500 so I adjusted the loan amount. Trying to relist one time...thanks for the help

My financial situation:
I am a good candidate for this loan because i have a secure job. I have a current prosper loan in good standing (which will be paid off before the new year)?and this debt will be repaid sooner than the 36 months (about 28 months).?I also have extra money from a roommate ($750)?who has been living with me for?24 months and will be for at least another?24 months.

If you have any questions please ask.

Take home pay is currently $3500 per month

House payment is $1100
Car and Insurance $400
Power/TV/Internet $250
Then this prosper payment would be about $670
total bills =? $2420

Left over money would be $1080 + $750 from roommate = $1830 left over each month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1988	Debt/Income ratio:	29%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,082	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-astute-payment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay down credit cards that have increased their APR's from single to double digits due to the new laws that were enacted.

My financial situation:
I am a good candidate for this loan because? I have not been late on a credit card payment in at least a year (off the top of my head).? Even though I have only been with my employer 3 years - I have worked in the transportation industry for over 15 years.? I am a good person who got caught in the credit crisis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2003	Debt/Income ratio:	18%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,046	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	113%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proper-marketplace	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debt
Purpose of loan:
This loan will be used to pay off my credit cards, so that?I would have one?payment and also use this money to fix my car in order to go to work.
My financial situation:
I am a good candidate for this loan because i will always have the money to re-pay this loan. I work hard and always pay my bills on time.

Monthly net income: $
1700
Monthly expenses: $
??Housing: $ 200
??Insurance: $ 80
??Car expenses: $
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $?418
??Other expenses: $ 180
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.36%	Starting borrower rate/APR:	23.36% / 25.90%	Starting monthly payment:	$58.35

Auction yield range:	8.29% - 22.36%	Estimated loss impact:	7.03%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1991	Debt/Income ratio:	8%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	14y 0m
Amount delinquent:	$246	Revolving credit balance:	$1,057	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	matador2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off minor debts due to illness
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1993	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	9	Length of status:	4y 2m
Amount delinquent:	$1,182	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	divorcedmomof3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Singlemomof3
Purpose of loan:
This loan will be used to?Get bills caught up, and?help for?holidays for my 3 boys. Also I am a single mom and a student I need assistance buying books.?

My financial situation:
I am a good candidate for this loan because?I have a great credit score because I pay my?bills on time.? It's?Holiday time and I need a little help. ?

Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $?????124.00
??Car expenses: $ 340.00
??Utilities: $ 145.00
??Phone, cable, internet: $ 240.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1978	Debt/Income ratio:	837%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,155	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	just-currency	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my son & family
Purpose of loan:
This loan will be used to?Help my son and family get through Christmas.? He is a brickmason and due to weather hasn't been able to work in over a month.?

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and have an excellent credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$219.89

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1991	Debt/Income ratio:	35%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,769	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bill-shrubbery	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
high intrest credit cards payment
Purpose of loan:
This loan will be used to?Pay High?intrest Credit card?

My financial situation:
I am a good candidate for this loan because?I have good credit, Own home and?have steady employment?

Monthly net income: $ 5400.00 With wife income

Monthly expenses: $
??Housing: $?2000.00??Insurance: $ 100.00
??Car expenses: $ 264.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ boat loan 170.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$230.83

Auction yield range:	4.29% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1979	Debt/Income ratio:	55%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,000	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lileston26	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Jan-2008)
Principal balance:	$4,029.87	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off Prosper and small debts
Purpose of loan:
I will be paying off my current Prosper loan with a $356 payment with one that is $228 dollars per month. I have made every payment on time and early and am actually 2 months ahead of schedule. I will?also be paying off some smaller debts that we have incurred over the past few months as well. We plan on paying this loan off with our tax money in April.?

My financial situation:
We are consolidating a $356 monthly payment to a $228 monthly payment.?We have over exteneded our credit cards due to the fact that we did not have insurance with our second child and decided to pay off the medical bills with credit cards to keep our good credit going. We will pay off this loan in April and probaly get another loan to pay off our credit cards then. I am a sales manager for a car dealership for the past 2 years and am working on a salary base. Our company is doing fine even with current economic times.

Also we do own our house. I dont know why that isn't showing on our status but this is our second home to purchase in the last 2 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,125.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.01%	Starting monthly payment:	$46.23

Auction yield range:	8.29% - 26.50%	Estimated loss impact:	7.14%
Lender servicing fee:	1.00%	Estimated return:	19.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	healthy-treasure	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making up for a bad two months
Purpose of loan:
This loan will be used to catch up on two bad months without work. I am an independent contractor who has lost several clients throughout the recession. I have always been able to gain work to make up for the money lost but October and November have been very bad months for me. I lost several clients and have decided to go into business with my mother to have a more steady income at her already successful dog grooming business. I will use the money from this loan to catch up on my bills from the last two months of poor business. After I pay off these two months I will be able to support myself on my new higher income.
My financial situation:
I am a good candidate for this loan because I am a proactive and hardworking person. I will do whatever it takes to make ends meet and I only borrow money when there is absolutely no other option.? I work hard and am going to be working at my mother's business on salary, managing her second storefront, as of the second week on January 2010. I am also taking a seasonal job at the mall to help out with bills while I am at it. I do not pay rent or car payments so I am not likely to get behind on the payments.
Monthly net income: $ 5500 ( prosper does not allow me to add my long term fianc??s income) he pays both rent, car payments and most utilities so that my paychecks can go to lowering my debt)

Monthly expenses: $ 710
??Housing: $ 0
??Insurance: $ 18
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 160
??Food, entertainment: $ 80
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 250
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.64%	Starting borrower rate/APR:	22.64% / 26.49%	Starting monthly payment:	$38.52

Auction yield range:	8.29% - 21.64%	Estimated loss impact:	7.01%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,897	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	social-neutrino	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $?1000
??Insurance: $ 100
??Car expenses: $ 375
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	silver-firestarter2	Borrower's state:	Nevada	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand my business, get out of debt
Purpose of loan:? Expand my business, get out of debt.

My financial situation:? I have been disabled for more than 15 years with spinal problems, but my health has improved greatly over the past 7 years or so. Steady disability income of $1392 per month.? Plus variable, under the table income from working online.? I am expanding my online marketing business, due to recent changes in the market and fluctuating cash flow.?

Plan for loan funds:

$1500 -- new business tools and training materials
$1500 -- to pay off two credit cards
$2000 -- repair my current vehicle, and upgrade to a different one

I am currently making a monthly car payment of $235, plus $120 for two credit card debts, which equals $355.? I am hoping to get this loan funded at 14% or less, and the monthly loan payment should save me at least $100 per month.

My business should bring in at least $2,000 per month within the next six months or so.? I will also have credit available from several other sources, to cover any unforeseen emergency.?

Monthly net income: $ 1400 to $ 2400

Monthly expenses: $ 1008
??Housing: $ 278
??Insurance: $ 100
??Car expenses: $70
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 60
??Other expenses: $ 0

Thank you for reading and considering my loan application.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$228.97

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2001	Debt/Income ratio:	25%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,247	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unafraid-repayment4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pauing off my credit cards & saving
Purpose of loan:
This loan will be used to? pay off existing credit card debt. Right now, I am paying more than the minimum payment on my credit card statements and have equal money in to the money out, paying debt. I am hoping to get a loan to assist me in saving a little bit more each month. I am planning to move in approximately seven (7) months, this loan will allow me to save some money to allow me to move without getting into any more debt.

My financial situation:
I am a good candidate for this loan because? I have a good paying job, full time, overtime every week, and commission four (4) times a year. I am able to make monthly payments on time, pay off loans. For example, I own a car. I put all or most of my money towards paying my bills and am smart about any purchases I make.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1984	Debt/Income ratio:	19%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	30y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	peanut3017	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to fix old clunker
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1976	Debt/Income ratio:	54%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 4m
Amount delinquent:	$1,077	Revolving credit balance:	$7,321	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	coin-goose	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apartment
Purpose of loan:
This loan will be used to move into my own apartment.

My financial situation:
I am a good candidate for this loan because I am a hard worker,who has always done alot to help her family. Now I would like to help myself become more independent.? I am reliable, and hold a good job. I work to pay my bills and would now like something to show for it.?

Monthly net income: $ 1790.00

Monthly expenses: $
??Housing: $
??Insurance: $ 100.00????
??Car expenses: $ 254.00
??Utilities: $
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?750.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-undaunted-contract	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?
Pay my final House Bill at college before graduation in its entirety
My financial situation:
I am a good candidate for this loan because?
I am graduating college later this month and am signed up for the Military as a Warrant Officer and will be grossing?$2100 per month initially in January 2010 and within 6 months increased to $2600
Monthly net income: $ 1800
Monthly expenses: $ 697
??Housing: $ 0
??Insurance: $?86
??Car expenses: $?200
??Utilities: $ 0
??Phone, cable, internet: $?70
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 341
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	0y 11m
Amount delinquent:	$2,663	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	red-towering-rate	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory
Purpose of loan:
This loan will be used to?pay bills and buy invitore?

My financial situation:
I am a good candidate for this loan becaus I need to strt from some were. I need this loan to stay open.?

Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 175.00
??Car expenses: $ 0.00?
??Utilities: $?100.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 400.00
??Clothing, household expenses ?$ 150.00?
??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	37%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,493	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	focused-generosity7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? Pay down debt

My financial situation:
I am a good candidate for this loan because? I have the debt to use this loan on.????

Monthly net income: $ 2250

Monthly expenses: $?2250???
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $ 1150
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.99%	Starting borrower rate/APR:	28.99% / 31.62%	Starting monthly payment:	$62.85

Auction yield range:	8.29% - 27.99%	Estimated loss impact:	8.67%
Lender servicing fee:	1.00%	Estimated return:	19.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2007	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$620	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	museum1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help to pay off bills
Purpose of loan:
This loan will be used to pay off a couple of bills while attending school

My financial situation:
I am a good candidate for this loan because i work steady and go to school and i am very responsible

Monthly net income: $ 700

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1996	Debt/Income ratio:	40%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,553	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-wealth-tweet	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saving for a baby
Purpose of loan:
This loan will be used to pay off all of my credit card debt and put a dent in the remaining balance of our car loan.? With the single payment,?and lower interest rate, I will be able to?both pay off the?total balance more quickly and to save more money for the future.?

My financial situation:
My financial situation is stable, but tight.? In the last two years, I have experienced four miscarriages, which affected both my financial situation and my emotional life.? There are a few late payments in my credit history from this time period, but I have always continued to make payments.? I have tightened up the household budget, and I am also selling handmade craft items as a second job.? To that end, I have two shows scheduled this month, and will also be moving this venture to an online store in January.? My goal is to pay off as much debt as possible (credit cards,?mortgage, etc.)?in the next 3 to 5 years so that we can save more money than I can at this time to pay for fertility treatment and/or adoption costs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$673.30

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	35%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,051	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-texas	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my student credit cards
Purpose of loan:This loan will be used to? pay off current credit card debt obtained during my time at UNT pursuing my masters degree, so that I could support my young family at the time. My goal is to be debt-free as quickly as possible. My financial situation:I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan. Below are the balances of my current cards. Note that all of this debt was on one card a year ago, but I transferred it to many no-interest/low-interest cards to try and put a bigger dent in the balance. Now many of the promotional APR offers have expired on those cards and the rates have gone way up.Personal Bank Loan - $12500 @ 15%HSBC?Visa - $2,550 @ 15%Citi Bank - $3,230 @ 19%REI Visa - $2000 @ 22%Monthly net income: $ 6,300

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 170
??Car expenses: $ 850
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 75
??Clothing, household expenses $ 300
??Credit cards and other loans: $?800 (credit card minimums, that I wish to pay off)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	11.29% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	43%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$40,553	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bid-prescription	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate all of my credit cards.

My financial situation:
I am a good candidate for this loan because I have never missed or been late on a payment in my entire life.? I am not a thrifty spender.? The majority of my debt on credit cards is due to college when I lost my athletic scholarship and couldn't qualify for student loans.? This loan will reduce my monthly payments thus making it easier for to pay off this loan.? I will never miss a payment and this loan will just help assure that I don't.? I have a steady job that I couldn't lose if I wanted to.? I have adjusted the amount I have requested due to your request to $7500 but I would take more if you would allow it.? The more you give me the easier it will be to make payments.? Please also keep in mind again that I have never missed a payment with my current payments, if I get a loan it will only make it easier to pay my payments.? As well if you approve me for a loan, there will be no addition to debt on my credit since I will be paying off other debt.? I would even let you pay my current creditors if that would make you feel better about it.
Thank you so much for the consideration.? I look forward to hearing from you.

Monthly net income: $
$2400
Monthly expenses: $
??Housing: $ 400
??Insurance: $ 30
??Car expenses: $ 20
??Utilities: $ 20
??Phone, cable, internet: $ 20
??Food, entertainment: $ 50
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 1000
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2001	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	best-silver-portait	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advancing In My Profession
Purpose of loan:
This loan will be used to pay for a career advancement course and licensing for me to become a Close Protection Officer.

My financial situation:
I am a good candidate for this loan because after partial completion of this course I will pay back the loan and the interest fairly quickly. One of my current employers is the second largest security agency iundefinedn the country, they will increase my pay to about three times what I am making now. After full completion of the course I will also work as an independent contractor, with both of my current employers and with other contractors. Then I will persue other career goals. However my first priority will be to pay back this loan and the interest in full within a year.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet:
??Food, entertainment:
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2004	Debt/Income ratio:	14%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-capital-conga	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used for a down payment on a new engine for my car.
My financial situation:
I am a good candidate for this loan because I always pay back what I owe.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$260.02

Auction yield range:	4.29% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	6%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,324	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dotnetforce	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding 2009
Purpose of loan:
Hello,
Thanks for taking the time to read this listing. My sister's wedding is coming up?and I am looking to get a loan for the same and help?my dad in sharing the expenses.

My financial situation:
I will repay your amount quick and promptly to the last penny. No headaches for you. I have been in lender's situation and I know the pain of theirs too.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.12%	Starting borrower rate/APR:	29.12% / 31.49%	Starting monthly payment:	$209.86

Auction yield range:	14.29% - 28.12%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1997	Debt/Income ratio:	10%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	30y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,547	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nourishing-investment7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off debt

My financial situation:
I am a good candidate for this loan because I always pay on time?

Monthly net income: $ 4052

Monthly expenses: $ 2500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.